SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.             )

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK FUNDS II
(Name of Registrant as Specified in Its Charter)

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Important Information

JOHN HANCOCK FUNDS II

September 25, 2012

Dear Shareholder:

I am writing to ask for your assistance with an important matter involving your investment in one or more John Hancock funds (the “Funds”) which are series of John Hancock Funds II (the “Trust”). You are being asked to vote on a proposal regarding the election of the Trustees that oversee the Fund(s) in which you are a shareholder. Enclosed with this letter you will find proxy materials which provide important details on the election of your Fund(s)’ Board of Trustees including instructions on how to cast your vote. I encourage you to please read the attached materials in their entirety and if you have any questions, please don’t hesitate to contact us at the number outlined at the bottom of this letter.

Election of Trustees

The following summarizes the proposed election of Trustees on which you are being asked to vote. Please note that this proposal is considered a routine item and is not expected to have any material effect on the manner in which any Fund is managed or on its current investment objective.

You are being asked to elect thirteen Trustees as members of the Board of Trustees of each Trust. Currently the funds offered by John Hancock are overseen by two separate Boards of Trustees. The Board of Trustees that oversees your Fund(s) is proposing to combine with the Board overseeing the other John Hancock funds. A consolidation of the oversight of the John Hancock funds under one Board is expected to result in (1) efficiencies in oversight by reducing the number of board meetings held each year, eliminating the need for separate boards to consider and review similar matters, and (2) efficiencies, consistencies, and potential cost savings in the operations of your Fund(s), due to a single board approaching all funds from a unified perspective. A single Board with members from both existing Boards also will preserve the continuity of current Board leadership and institutional history, while benefitting from additional members’ expertise, experiences and insight.

Your Vote Matters!

After careful consideration, each Board has unanimously approved the proposal and recommends that shareholders vote “FOR” its approval, but the final approval requires your vote. No matter how large or small your Fund holdings, your vote is important. After you review the proxy materials, please submit your vote promptly to help us avoid the need for additional mailings.

For your convenience, you may vote one of three ways:

1)	via telephone by calling the number listed on your proxy card(s),

2)	via mail by returning the enclosed voting card(s) or

3)	via the Internet by visiting www.proxyvote.com and entering your control number.

I am confident that the proposed change will help us better serve all of the Funds’ shareholders. If you have questions, please call a John Hancock Funds Customer Service Representative at 1-800-225-5291 Monday through Thursday between 8:00 A.M. and 7:00 P.M., and on Friday between 8:00 A.M and 6:00 P.M., Eastern Time. I thank you for your time and your prompt vote on these matters.

Sincerely,

Hugh McHaffie

President, John Hancock Funds II

JOHN HANCOCK FUNDS II

601 Congress Street

Boston, Massachusetts 02210

Notice of Special Meeting of Shareholders

To the Shareholders of John Hancock Funds II:

Notice is hereby given that a Special Meeting of Shareholders of John Hancock Funds II (the “Trust”) will be held at 601 Congress Street, Boston, Massachusetts 02210, on November 14, 2012 at 2:00 P.M., Eastern Time (the “Meeting”). A Proxy Statement providing information about the purpose of the Meeting is included with this notice. The Meeting will be held for the following purpose, as well as any other business that may properly come before the Meeting.

Proposal 1	Election of thirteen Trustees as members of the Board of Trustees of the Trust.
(All Funds of JHF II will vote on Proposal 1.)

The Board of Trustees of JHF II recommends that shareholders vote “FOR” the Proposal.

Each shareholder of record at the close of business on September 6, 2012 is entitled to receive notice of and to vote at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for

the Shareholder Meeting to be Held on November 14, 2012.

The proxy statement is available at www.proxyvote.com.

Sincerely,

Thomas M. Kinzler

Secretary

John Hancock Funds II

Boston, Massachusetts

September 25, 2012

Your vote is important - Please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Valid photo identification may be required to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote by:

(i)	completing the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States;

(ii)	following the touch-tone telephone voting instructions found below; or

(iii)	following the Internet voting instructions found below.

In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD(S)

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card(s) properly.

Individual Accounts:   Your name should be signed exactly as it appears on the proxy card(s).

Joint Accounts:   Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card(s).

All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card.

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

Read the enclosed Proxy Statement, and have your proxy card(s) handy.

Call the toll-free number indicated on your proxy card(s).

Enter the control number found on the front of your proxy card(s). Follow the recorded instructions to cast your vote.

INSTRUCTIONS FOR VOTING BY INTERNET

Read the enclosed Proxy Statement, and have your proxy card(s) handy.

Go to the Web site on the proxy card(s).

Enter the “control number” found on your proxy card(s).

Follow the instructions on the Web site. Please call the toll-free number indicated on your proxy card(s) if you have any problems.

JOHN HANCOCK FUNDS II

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 14, 2012

September 25, 2012

Active Bond Fund	All Cap Core Fund	All Cap Value Fund
Alpha Opportunities Fund	Alternative Asset Allocation Fund	Blue Chip Growth Fund
Capital Appreciation Fund	Capital Appreciation Value Fund	China Emerging Leaders Fund
Core Allocation Plus Fund	Core Bond Fund	Core Diversified Growth & Income Portfolio
Core Fundamental Holdings Portfolio	Core Global Diversification Portfolio	Currency Strategies Fund
Diversified Strategies Fund	Emerging Markets Fund	Emerging Markets Debt Fund
Equity-Income Fund	Financial Services Fund	Floating Rate Income Fund
Fundamental All Cap Core Fund	Fundamental Global Franchise Fund	Fundamental Large Cap Core Fund
Fundamental Large Cap Value Fund	Fundamental Value Fund	Global Absolute Return Strategies Fund
Global Fund	Global Bond Fund	Global High Yield Fund
Global Real Estate Fund	Health Sciences Fund	Heritage Fund
High Income Fund	High Yield Fund	Income Fund
International Growth Opportunities Fund	International Growth Stock Fund	International Opportunities Fund
International Small Cap Fund	International Small Company Fund	International Value Fund
Investment Quality Bond Fund	Lifestyle Aggressive Portfolio	Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio	Lifestyle Growth Portfolio	Lifestyle Moderate Portfolio
Mid Cap Growth Index Fund	Mid Cap Stock Fund	Mid Cap Value Equity Fund
Mid Cap Value Index Fund	Mid Value Fund	Money Market Fund
Multi Sector Bond Fund	Mutual Shares Fund	Natural Resources Fund
Real Estate Equity Fund	Real Estate Securities Fund	Real Return Bond Fund
Redwood Fund	Retirement Choices at 2010 Portfolio	Retirement Choices at 2015 Portfolio
Retirement Choices at 2020 Portfolio	Retirement Choices at 2025 Portfolio	Retirement Choices at 2030 Portfolio
Retirement Choices at 2035 Portfolio	Retirement Choices at 2040 Portfolio	Retirement Choices at 2045 Portfolio
Retirement Choices at 2050 Portfolio	Retirement Living through 2010 Portfolio	Retirement Living through 2015 Portfolio
Retirement Living through 2020 Portfolio	Retirement Living through 2025 Portfolio	Retirement Living through 2030 Portfolio
Retirement Living through 2035 Portfolio	Retirement Living through 2040 Portfolio	Retirement Living through 2045 Portfolio
Retirement Living through 2050 Portfolio	Science & Technology Fund	Short Term Government Income Fund
Small Cap Growth Fund	Small Cap Opportunities Fund	Small Cap Value Fund
Small Company Growth Fund	Small Company Value Fund	Smaller Company Growth Fund
Spectrum Income Fund	Strategic Equity Allocation Fund	Strategic Income Opportunities Fund
Technical Opportunities Fund	Technical Opportunities Fund II	Total Return Fund
Total Stock Market Index Fund Value Fund	U.S. Equity Fund	U.S. High Yield Bond Fund

JOHN HANCOCK FUNDS II

601 Congress Street

Boston, Massachusetts 02210

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 14, 2012

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Trustees”) of John Hancock Funds II (“JHF II” or the “Trust”) of proxies to be used at a special meeting of shareholders of JHF II to be held at 601 Congress Street, Boston, Massachusetts 02210, on November 14, 2012 at 2:00 p.m., Eastern Time (the “Meeting”). Pursuant to the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”), the Board has designated September 6, 2012 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share (and fractional votes for fractional shares) of beneficial interest of JHF II held. This Proxy Statement is first being sent to shareholders on or about September 28, 2012.

The Trust is an open-end management investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of the Trust being offered as of the Record Date were divided into 97 portfolios, or series, (each a “Fund”). The Funds are named on the cover of this Proxy Statement.

Investment Management. John Hancock Investment Management Services, LLC (“JHIMS” or the “Adviser”) serves as investment adviser for the Trust and each of the Funds. Pursuant to an investment advisory agreement with the Trust, the Adviser is responsible for, among other things, administering the business and affairs of the Funds and selecting, contracting with, compensating and monitoring the performance of the investment subadvisers that manage the investment and reinvestment of the assets of the Funds pursuant to subadvisory agreements with the Adviser. JHIMS is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Each of the subadvisers to the Funds is also registered as an investment adviser under the Advisers Act or is exempt from such registration.

The Distributor. John Hancock Funds, LLC (the “Distributor”) serves as each Fund’s distributor.

The offices of JHIMS and the Distributor are located at 601 Congress Street, Boston, Massachusetts 02210, and their ultimate parent entity is Manulife Financial Corporation (“MFC” or “Manulife Financial”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the United States.

PROPOSAL 1

ELECTION OF THIRTEEN TRUSTEES AS

MEMBERS OF THE BOARD OF TRUSTEES OF JHF II

(All Shareholders of JHF II)

Shareholders are being asked to elect each of the individuals listed below (the “Nominees”) as a member of the Board of Trustees of JHF II. The funds in the John Hancock Fund Complex (as defined below) currently are overseen by two separate groups of trustees comprised of different individuals. One of these groups consists of the Trustees who comprise the boards that oversee the Trust and John Hancock Variable Insurance Trust and the other group consists of trustees who comprise the boards that oversee all other John Hancock funds. Each board, including the Board of the Trust, separately has determined that it is in the best interests of each of the respective John Hancock funds that such board oversees to consolidate oversight of the funds by aligning the membership of the Board with the membership of the other boards so that all funds in the John Hancock Fund Complex are overseen by the same group of trustees. In order to accomplish this, the current Trustees have nominated and proposed for election a slate of candidates that includes trustees from each separate group of trustees and representatives from senior management of Manulife Financial. Seven of these candidates currently serve as Trustees of the Trust and six candidates do not currently hold such office. The group of current Trustees re-nominated for election consists of Charles L. Bardelis, James R. Boyle, Peter S. Burgess, Grace K. Fey, Theron S. Hoffman, Hassell H. McClellan and James M. Oates. The group of trustees newly nominated for election that do not currently serve as Trustees of the Trust, but do currently serve as trustees of other funds in the John Hancock Fund Complex, consists of William H. Cunningham, Deborah C. Jackson, Steven R. Pruchansky and Gregory A. Russo. The final two Nominees, Warren A. Thomson and Craig Bromley, currently do not serve as trustees of any of the funds in the John Hancock Fund Complex. As discussed in detail below, Mr. Thomson is a senior executive of Manulife Financial, the parent company of the Funds’ Adviser, and Mr. Bromley heads Manulife Financial’s United States operations and is President of John Hancock Financial Services. If elected, Messrs. Thomson and Bromley, along with Mr. Boyle, will serve as “interested” Trustees on the newly constituted boards.

In evaluating the consolidation of the oversight of the John Hancock funds under a single group of trustees, both groups of trustees considered that the separate boards often review the same or substantially similar policy matters, contractual arrangements and other matters for their respective funds. Each of the John Hancock funds’ boards, including the Board of the Trust, concluded that alignment of the boards is expected to result in: (1) efficiencies, consistencies and potential cost savings due to a single group of trustees overseeing all funds in the complex, including potential economies of scale from the spreading out of certain fixed costs over a larger pool of assets, and by eliminating the need for two separate groups of trustees to prepare for and hold separate regular board meetings each quarter to consider and review similar board agenda items; (2) uniformity in policies and procedures across the John Hancock Fund Complex concerning substantially similar matters; (3) alignment of board resources in areas such as compliance, regulatory and risk management oversight; and (4) enhanced oversight of portfolio operations throughout the John Hancock Fund Complex, including fund performance monitoring and fund contract and fee reviews. The boards of the John Hancock funds, including the Board of the Trust, concluded that a single group of trustees serving on all boards in the John Hancock Fund Complex and consisting of members of both existing groups of trustees as well as representatives from Manulife Financial’s senior management would preserve the continuity of current board leadership and institutional history, while allowing the Trust and the Board to benefit from additional members’ expertise, experiences and insight.

At a meeting held on July 31, 2012, the Nominating Committee of the Board considered the proposed slate of Trustee candidates and determined to recommend to the full Board the election or re-election of the Nominees, as applicable, to the Board of the Trust. Acting on that recommendation, the Board approved those nominations and called a meeting of shareholders to allow shareholders of the Trust to vote on the election or re-election, as applicable, of the Nominees to the Board.

If elected, any newly elected Trustees will join the Trust’s Board on or about December 1, 2012. To further align the boards that oversee the operations of the John Hancock Fund Complex, the other John Hancock fund boards also have nominated for election each of the Nominees below as members of each respective board effective on or about December 1, 2012.

Because JHF II does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified or until he or she otherwise dies, retires, resigns, is removed or becomes disqualified.

The persons named as proxies intend, in the absence of contrary instructions, to vote all proxies for the election of the Nominees. If, prior to the Meeting, any Nominee becomes unable to serve for any reason, the persons named as proxies reserve the right to substitute another person or persons of their choice as Nominee or Nominees. All of the Nominees have consented to being named in this proxy statement and to serve if elected. JHF II knows of no reason why any Nominee would be unable or unwilling to serve if elected.

Information Concerning Nominees and Trustees

The business and affairs of the Trust, including those of the Funds, are managed under the direction of the Board of Trustees. The following table presents certain information regarding the current Trustees, as well as Nominees who are not currently serving as Trustees, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. In addition, the table includes information concerning other directorships held by each Nominee and Trustee in other registered investment companies or publicly traded companies. Information is listed separately for each Nominee who is an “interested person” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Non-Independent Trustees”) and the Nominees who are not interested persons of the Trust (the “Independent Trustees”). As of June 30, 2012, the John Hancock fund complex consisted of 244 funds (including separate series of series mutual funds) (collectively with the Funds, the “John Hancock Fund Complex”): John Hancock Variable Insurance Trust (“JHVIT”) (101 funds); John Hancock Funds II (“JHF II”) (97 Funds); John Hancock Funds III (“JHF III”) (13 funds); and 33 other John Hancock funds consisting of 23 series of other John Hancock Trusts and 10 closed-end funds. Each Nominee’s business address is 601 Congress Street, Boston, Massachusetts 02210.

Non-Independent Trustees/Nominees
Name and Birth Year	Position(s) with JHF II	Principal Occupation(s) and Other Directorships During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee/Nominee

James R. Boyle(1) (1959)	Trustee (since 2005)

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock Investment Management Services, LLC (2005-2010).

Trustee of JHVIT (since 2005); former Trustee John Hancock retail funds(3) (2005-2010).

244(2)

Craig Bromley(1) (1966)	Nominee	President, John Hancock Financial Services; Senior Executive Vice President and General Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive Officer, Manulife Life Insurance Company (Manulife Japan) (2005-2012, including prior positions).	244(5)

Warren A. Thomson(1) (1955)	Nominee	Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation (since 2001, including prior positions); Director, Manulife Trust Company and Manulife Bank of Canada; Director and Chairman, Manulife Asset Management (since 2001, including prior positions).	244(5)

Independent Trustees/Nominees
Name and Birth Year	Position(s) with JHF II	Principal Occupation(s) and Other Directorships During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee/Nominee

Charles L. Bardelis (1941)	Trustee (since 2005)	Director, Island Commuter Corp. (marine transport). Trustee, JHVIT (since 1988); former Trustee of JHF III (2005 - 2006).	244(2)

Peter S. Burgess (1942)	Trustee (since 2005)

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010).

Trustee, JHVIT (since 2005); former Trustee of JHF III (2005–2006).

244(2)

William H. Cunningham (1944)	Nominee

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Trustee, John Hancock retail funds(3) (since 1986); former Trustee of JHF II (2005-2006).

244(4)
Grace K. Fey (1946)	Trustee (since 2008)

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009).

Trustee, JHVIT (since 2008).

244(2)

Theron S. Hoffman (1947)	Trustee (since 2008)

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003 - 2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner and Operating Head, Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000).

Trustee, JHVIT (since 2008).

244(2)

Deborah C. Jackson (1952)	Nominee

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee, John Hancock retail funds(3) (since 2008).

244(4)

Independent Trustees/Nominees
Name and Birth Year	Position(s) with JHF II	Principal Occupation(s) and Other Directorships During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee/Nominee

Hassell H. McClellan (1945)	Trustee (since 2005)

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984); Trustee, Virtus Variable Insurance Trust (formerly, the Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010).

Trustee, JHVIT (since 2005); former Trustee of JHF III (2005-2006).

244(2)

James M. Oates (1946)	Trustee and Chairman of the Board (since 2005)

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly, the Phoenix Mutual Funds) (since 1988).

Trustee (since 2004) and Chairman of the Board (since 2005), JHVIT; former Trustee of JHF III (2005–2006).

244(2)

Steven R. Pruchansky (1944)	Nominee

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Trustee (since 1992) and Chairman of the Board (since 2011), John Hancock retail funds.(3)

244(4)

Gregory A. Russo (1949)	Nominee

Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (since 2011) (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (“KPMG”) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995).

Trustee, John Hancock retail funds(3) (since 2008).

244(4)

(1)	The Trustee or Nominee is an “interested person” of the Trust due to his positions with Manulife Financial Corporation (or its affiliates), the ultimate parent of the Adviser.

(2)

Includes all funds within the John Hancock Funds Complex that would be overseen by the Trustee following the consolidation of the two distinct boards. Each current Trustee currently oversees 198 series of JHF II and JHVIT.

(3)	“John Hancock retail funds” is comprised of John Hancock Funds III and 33 other John Hancock registered investment companies, including ten closed-end funds.

(4)	Includes all funds within the John Hancock Funds Complex that would be overseen by the Nominee if elected. The Nominee currently oversees 46 series of John Hancock funds.

(5)	Includes all funds within the John Hancock Funds Complex that would be overseen by the Nominee if elected.

Correspondence intended for any of the Nominees may be sent to the attention of the individual Nominee or to the Board at 601 Congress Street, Boston, Massachusetts 02210. All communications addressed to the Board or individual Nominee will be logged and sent to the Board or individual Nominee.

Additional Information About the Nominees

In addition to the description of each Nominee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Nominee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Nominees is an “expert” within the meaning of the federal securities laws.

There are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Nominee represent a diversity of experiences and a variety of complementary skills. Each Nominee (other than Messrs. Bromley and Thomson) has experience as a Trustee of the Trust, or as a Trustee of other John Hancock funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the Funds in a manner consistent with the best interests of the Funds’ shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the nominees.

Charles L. Bardelis — As a director and former chief executive of an operating company, Mr. Bardelis has experience with a variety of financial, staffing, regulatory and operational issues. He also has experience as a director of publicly traded companies.

James R. Boyle — Through his positions as Chairman and Director of the Funds’ investment adviser, position as a senior executive of MFC, the Adviser’s parent company, and positions with other affiliates of the Adviser, Mr. Boyle has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

Craig Bromley — Through his positions as President and Chief Executive Officer of Manulife Life Insurance Company (Manulife Japan), positions as a senior executive of Manulife Financial, the Adviser’s parent company, and positions with other affiliates of the Adviser, Mr. Bromley has experience as a strategic business builder expanding product offerings and distribution, enabling him to provide valuable management input to the Board.

Peter S. Burgess — As a financial consultant and certified public accountant and a former partner in a major international public accounting firm, Mr. Burgess has experience in the auditing of financial services companies and mutual funds. He also has experience as a director of publicly traded operating companies.

William H. Cunningham — Mr. Cunningham has management and operational oversight experience as a former Chancellor and President of a major university. Mr. Cunningham regularly teaches a graduate course in corporate governance at the law school and the Red McCombs School of Business at The University of Texas at Austin. He also has oversight and corporate governance experience as a current and former director of a number of operating companies, including an insurance company.

Grace K. Fey — As a consultant to nonprofit and corporate boards, and as a former director and executive of an investment management firm, Ms. Fey has experience in the investment management industry. She also has experience as a director of another operating company.

Theron S. Hoffman — As a consultant and as a former senior executive of several large public and private companies, including a global reinsurance company and a large investment management firm, Mr. Hoffman has extensive experience in corporate governance, business operations and new product development. In addition, his prior service as chair of corporate pension trusts has given him experience in the oversight of investment managers.

Deborah C. Jackson — Ms. Jackson has management and operational oversight experience as the president of a college and as the former chief executive officer of a major charitable organization. She also has oversight and corporate governance experience as a current and former director of various corporate organizations, including a bank, an insurance company and a regional stock exchange, and nonprofit entities.

Hassell H. McClellan — As a professor in the graduate management department of a major university and as a former director of several privately held companies, Mr. McClellan has experience in corporate and financial matters. He also has experience as a director of other investment companies not affiliated with the Trust.

James M. Oates — As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. Mr. Oates previously served as chief executive officer of two banks. He also has experience as a director of other publicly traded companies and investment companies not affiliated with the Trust.

Steven R. Pruchansky — Mr. Pruchansky has entrepreneurial, executive and financial experience as a chief executive officer of an operating services company and a current and former director of real estate and banking companies.

Gregory A. Russo — As a certified public accountant and former partner in a major independent registered public accounting firm, Mr. Russo has accounting and executive experience. He also has experience as a current and former director of various operating entities.

Warren A. Thomson — Through his positions as Senior Executive Vice President and Chief Investment Officer of Manulife Financial, the Adviser’s parent company, Chairman of Manulife Asset Management, and positions with other affiliates of Manulife Financial and the Adviser, Mr. Thomson has experience in the development and management of equity and fixed income investment companies and other investment portfolios, variable annuities and retirement products, enabling him to bring experience to the Board on a wide variety of investment and management issues.

Duties of Trustees; Board Meetings and Board Committees

The Trust is organized as a Massachusetts business trust. Under the Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisers and subadvisers. Each Nominee has the experience, skills, attributes or qualifications described above (see “Principal Occupation(s) and Other Directorships” and “Additional Information About the Nominees” above). The Board appoints officers who assist in managing the day-to-day affairs of the Trust. The Board met six times during the latest fiscal year and each Trustee attended 100% of the aggregate of: (1) the total number of Board meetings; and (2) the total number of meetings held by all committees on which he or she served. The Funds hold joint meetings of the Trustees and all committees.

The Board has appointed an Independent Trustee as Chairman. The Chairman presides at meetings of the Trustees, and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the Funds’ management, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairman does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairperson. The Board may also designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairman to be integral to promoting effective independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests, given the number of Funds offered by the Trust and the amount of assets that these Funds represent. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Messrs. Boyle, Bromley and Thomson, as senior executives of MFC, the parent company of the Adviser and the Distributor, and of other affiliates of JHIMS and the Distributor, provide the Board with the perspective of JHIMS and the Distributor in managing and sponsoring all of the Trust’s series. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Board Committees

The Board has established an Audit Committee, a Compliance Committee, three Investment Committees and a Nominating Committee. If the Nominees are elected to the Board, the Board will consider whether other committees should be organized after it has reviewed the needs of the relevant Funds. The composition of each committee will also be considered.

The Board has a standing Audit Committee composed solely of Independent Trustees (Messrs. Bardelis and Burgess). Mr. Burgess serves as Chairman of this Committee. The Committee met four times during the Trust’s last fiscal year to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of an independent registered public accounting firm for the Trust, approve all significant services proposed to be performed by its independent registered public accounting firm and to consider the possible effect of such services on its independence.

The Board also has a Nominating Committee composed of all of the Independent Trustees. The Nominating Committee met once during the last fiscal year. The Nominating Committee will consider nominees recommended by Trust shareholders. Nominations should be forwarded to the attention of the Secretary of the Trust at 601 Congress Street, Boston, Massachusetts 02210. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, in order to be considered by the Nominating Committee.

The Board also has a standing Compliance Committee and three Investment Committees. The Compliance Committee reviews and makes recommendations to the full Board regarding certain compliance matters relating to the Trust. The Compliance Committee is composed of the following Trustees: Messrs. McClellan, Oates and Hoffman, and Ms. Fey. Mr. McClellan serves as Chairman of this Committee. The Compliance Committee met four times during the last fiscal year. Each Investment Committee reviews investment matters relating to a particular group of funds. The Investment Committees are composed of the following Trustees: Investment Committee A: Messrs. Oates and Hoffman; Investment Committee B: Messrs. Bardelis and Boyle; Investment Committee C: Messrs. McClellan and Burgess, and Ms. Fey. Messrs. Hoffman and Bardelis and Ms. Fey serve as Chairpersons of Investment Committee A, B and C, respectively. Each Investment Committee met five times during the last fiscal year.

Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.

The Nominating Committee has adopted a Charter and Procedures for the Selection of Independent Trustees, copies of which are attached as Exhibit B to this Proxy Statement. While the re-nomination of existing Trustees will not be viewed as automatic, the Nominating Committee will generally favor the re-nomination of an existing Trustee rather than a new candidate if the re-nomination is consistent with the “Statement of Policy on Criteria for Selecting Independent Trustees” included as Annex A to the Charter. Consequently, while the Nominating Committee will consider nominees recommended by shareholders to serve as Trustees, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or the Nominating Committee determines that the selection of a new or additional Trustee is in the best interests of JHF II.

When evaluating a person as a potential nominee to serve as an Independent Trustee, the Nominating Committee will generally consider, among other factors: (i) whether the person is “independent” and otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the Funds, with consideration being given to the person’s business, academic or other experience and education (including financial or accounting knowledge) and to such other factors as the Nominating Committee may consider relevant; (iv) the character and integrity of the person; (v) the person’s experience on corporate or other institutional bodies having oversight responsibilities; and (vi) desirable personality traits, including independence, leadership and ability to work with others. The Independent Trustees seek to achieve a group that reflects a diversity of experiences in respect of industries, professions and other experiences, and that is diversified as to gender and race. It is the intent of the Nominating Committee that at least one Independent Trustee be an “audit committee financial expert” as defined by the U.S. Securities and Exchange Commission (“SEC”).

In the event that a vacancy arises or a change in Board membership is determined to be advisable, the process of identifying nominees will involve the consideration of candidates recommended by one or more of the following sources: current Trustees, officers, shareholders, contract owners and any other source the Nominating Committee deems appropriate. In addition, the Nominating Committee may use the services of a professional search firm to assist in identifying or evaluating potential candidates or nominees.

The Nominating Committee will consider nominees recommended by shareholders or contract owners investing in JHF II through insurance company separate accounts in the manner described in Exhibit B to this Proxy Statement. Nominations should be forwarded to the attention of the Secretary of the Trust at 601 Congress Street, Boston, MA 02210.

Risk Oversight

As registered investment companies, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. As a part of its overall activities, the Board oversees the Funds’ risk management activities that are implemented by JHIMS, the Funds’ Chief Compliance Officer (“CCO”) and other service providers to the Funds. JHIMS has primary responsibility for the Funds’ risk management on a day-to-day basis as a part of its overall responsibilities. The Funds’ subadvisers, subject to oversight of JHIMS, are primarily responsible for managing investment and financial risks as a part of their day-to-day investment responsibilities, as well as operational and compliance risks at their respective firms. JHIMS and the CCO also assist the Board in overseeing compliance with investment policies of the Funds and regulatory requirements, and monitor the implementation of the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

JHIMS identifies to the Board the risks that it believes may affect the Funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various Committees as described below. Each Committee meets at least quarterly and presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the Committee process.

The Board has established three Investment Committees. Each Investment Committee assists the Board in overseeing the significant investment policies of the relevant Funds and the performance of their subadvisers. With respect to the Funds of Funds, the Board as a whole directly oversees the significant investment policies and the performance of JHIMS and the subadvisers. JHIMS monitors these policies and subadviser activities and may recommend changes in connection with the Funds to each Investment Committee (or the Board as a whole, in cases of Funds of Funds) in response to subadviser requests or other circumstances. On at least a quarterly basis, each Investment Committee (or the Board as a whole, in cases of Funds of Funds) reviews reports from JHIMS regarding the relevant Funds’ investment performance, which include information about investment and financial risks and how they are managed, and from the CCO regarding subadviser compliance matters. In addition, each Investment Committee (or, in certain cases, the Board as a whole) meets periodically with the portfolio managers of the Funds’ subadvisers to receive reports regarding management of the Funds.

The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the Funds’ financial reporting. In addition, this Committee oversees the process of each Fund’s valuation of its portfolio securities, with day-to-day responsibility for valuation determinations having been delegated to the Funds’ Pricing Committee (comprised of officers of the Trust).

The Compliance Committee assists the Board in overseeing the activities of the Trust’s CCO with respect to the compliance programs of the Funds, JHIMS, the subadvisers, and certain of the Funds’ other service providers (the distributor and transfer agent). This Committee and the Board receive and consider periodic reports from the CCO throughout the year, including the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of JHIMS communicate with the Chairman of the Board, the relevant Committee Chair, or the Trust’s CCO, who is directly accountable to the Board. As appropriate, the Chairman of the Board, the Committee Chairs and the Trustees confer among themselves, with the Trust’s CCO, JHIMS, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion.

In addition, in its annual review of the Funds’ advisory, sub-advisory and distribution agreements, the Board reviews information provided by JHIMS, the subadvisers and the distributor relating to their operational capabilities, financial condition, risk management processes and resources.

The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

JHIMS also has its own, independent interest in risk management. In this regard, JHIMS has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of JHIMS’s functional departments. This Committee reports periodically to the Board on risk management matters. JHIMS’s risk management program is part of the overall risk management program of John Hancock, JHIMS’s parent company. John Hancock’s Chief Risk Officer supports JHIMS’s risk management program, and at the Board’s request will report on risk management matters.

Compensation. The Trust pays fees only to its Independent Trustees, as follows. Each Independent Trustee receives an annual retainer of $50,000 and a fee of $4,000 for each meeting of the Trustees that he or she attends in person. The Chairman of the Board receives an additional $35,000 annual retainer. The Chairman of the Audit Committee receives an additional $10,000 annual retainer. The Chairman of the Compliance Committee receives an additional $10,000 annual retainer. Trustees are reimbursed for travel and other out-of-pocket expenses.

Exhibit D sets forth the compensation paid to the Nominees by the Funds and all John Hancock funds during the fiscal year ended August 31, 2012.

Additional information about the Nominees and Trust officers. Please refer to Exhibit E for information concerning the Nominees’ beneficial ownership of shares of the Funds. In addition, Exhibit F sets forth biographical information about the Trust’s principal officers.

Required Vote

Trustees are elected by a plurality of the votes cast by holders of shares of JHF II present in person or represented by proxy at the Meeting.

THE BOARD, INCLUDING ALL THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF JHF II VOTE “FOR” ALL OF THE NOMINEES.

JHF II FUND INFORMATION

Mailing address. The mailing address of the Trust and each Fund is 601 Congress Street, Boston, Massachusetts 02210.

Independent Registered Public Accounting Firm. The Trustees have selected PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, to serve as each Fund’s independent registered public accounting firm for the current fiscal year. PricewaterhouseCoopers LLP conducts annual audits of the Trust’s financial statements, assists in the preparation of each Fund’s federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation and provides assistance in connection with the preparation of various SEC filings. If requested in writing by any shareholder at least five days prior to the date of the Meeting, a representative of PricewaterhouseCoopers LLP will be available to make a statement if desired and to respond to appropriate questions.

Exhibit C sets forth, for each of the two most recent fiscal years for which such information is available as of the date hereof, the fees billed by PricewaterhouseCoopers LLP for (a) all audit and non-audit services provided directly to the Trust, (b) those non-audit services provided to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Trust (each, a “Service Affiliate”) that relate directly to the operations and financial reporting of the Trust, and (c) aggregate non-audit fees in each of the last two fiscal years to the Trust and its Service Affiliates.

SHAREHOLDERS AND VOTING INFORMATION

Shareholders of JHF II

Shares of JHF II are offered to the public, including various institutional investors.

As of the Record Date, the Class 1 shares of the Funds were held principally by John Hancock Life Insurance Company (U.S.A.) (“JHLICO U.S.A.”) and John Hancock Life Insurance Company of New York (“JHLICO New York”) (collectively, the “JH Insurance Companies”) on behalf of certain of their separate accounts that are not registered with the SEC under the 1940 Act in reliance on the exception provided by Section 3(c)(11) of that Act, and that are used to fund group annuity contracts issued to qualified retirement plans. The JH Insurance Companies have the power to vote the shares of the Funds held in such separate accounts, although they are obligated to vote in the best interests of the participating qualified plans.

As of the Record Date, the Class 5 shares of the Funds were available only to the John Hancock Freedom 529 Plan, a qualified tuition program under Section 529 of the Internal Revenue Code, distributed by John Hancock Distributors LLC through other broker-dealers that have a selling agreement with the distributor. Class 5 shares are only available through 529 Plans.

As of the Record Date, the Class NAV shares of the Funds were held principally by various John Hancock funds of funds (collectively, the “Funds of Funds”), each of which operates as a fund of funds and invests in shares of other, underlying JHF II Funds. JHF II does not exercise any discretion in voting the shares of the underlying Funds held by the Funds of Funds. Instead, it follows a policy of either voting the shares of an underlying Fund held by the Funds of Funds in the same proportion in which all the other shares of the underlying Fund are voted or seeking voting instructions from the shareholders of the Funds of Funds and voting the shares of the underlying Fund held by each Fund of Funds in the same proportion as the voting instructions that it receives from the shareholders of that Fund of Funds.

The JH Insurance Companies hold shares principally in their separate accounts. They may also hold shares directly. An Insurance Company may legally own in the aggregate more than 25% of the shares of a Fund. For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of a Fund is presumed to “control” the Fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. An Insurance Company has no power to exercise any discretion in voting or disposing of any of the shares that it legally owns, except that it may have the power to dispose of shares that it holds directly. Consequently, an Insurance Company would be presumed to control a Fund only if it holds directly for its own account, and has the power to dispose of, more than 25% of the shares of the Fund. The Funds of Funds, individually or collectively, may hold more than 25% of the shares of an underlying Fund. As currently operated, the Funds of Funds have no power to exercise any discretion in voting these shares, and the power to dispose of the shares resides not with the Fund of Funds or with JHF II but rather with the subadviser to the Fund of Funds as a result of its advisory arrangements. Under these circumstances, JHF II does not view a Fund of Funds as being the beneficial owner of shares of underlying Funds for purposes of the 1940 Act presumption of control.

The Funds’ investment adviser, or an affiliate thereof, the sole initial shareholder of the Funds of JHF II that have not yet commenced offering shares to the public, has advised JHF II that it intends to vote in favor of each Nominee.

The ultimate parent of both JHLICO U.S.A. and JHLICO New York is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the United States.

JHLICO U.S.A. is a stock life insurance company originally organized under the laws of Pennsylvania, redomesticated under the laws of Michigan and having its principal address at 38500 Woodward Avenue, Bloomfield Hills, MI 48304. JHLICO New York is a stock life insurance company organized under the laws of New York and having its principal address at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

The number of votes eligible to be cast at the Meeting with respect to each Fund, the percentage ownership of the outstanding shares of each Fund by each of the Insurance Companies and by the Funds of Funds, and other share ownership information, as of the Record Date, are set forth in Exhibit A (“Outstanding Shares and Share Ownership”) to this Proxy Statement.

JHF II will furnish, without charge, a copy of its most recent annual report and semi-annual report to any shareholder upon request. To obtain a report, please contact JHF II by calling 1-800-225-5291 (TDD — 1-800-554-6713) or by writing to JHF II at 601 Congress Street, Boston, Massachusetts 02210.

Voting Information

Valid photo identification may be required to attend the Meeting in person. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of the proposal.

Revocation of Proxies. Proxies may be revoked at any time before the Meeting either (i) by a written revocation received by the Secretary of the Trust, (ii) by a properly executed later-dated proxy received by the Secretary of the Trust, or (iii) by an in-person vote at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy. Shareholders may revoke a proxy as often as they wish before the Meeting. Only the latest dated, properly executed proxy card received prior to or at the Meeting will be counted.

Quorum. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of a majority of the outstanding shares of JHF II at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the proposal in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting generally will require the affirmative vote of the holders of a majority of JHF II’s shares cast at the Meeting, and any adjournment with respect to a proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

Abstentions and Broker Non-Votes. Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee indicates on the proxy that it does not have discretionary voting power on a particular matter) are counted as shares entitled to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast with respect to a proposal. Neither abstentions nor broker non-votes have any effect on the outcome of the election.

Cost of Preparation and Distribution of Proxy Materials. The costs of the preparation of these proxy materials and their distribution will be borne by the Adviser.

Solicitation of Proxies. In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax, by e-mail or in person by the Trustees, officers and employees of the Trust; by personnel of the Adviser, or the transfer agent, John Hancock Signature Services, Inc. (“Signature Services”); or by broker-dealer firms. Signature Services, together with Broadridge Financial Solutions, Inc., a third party solicitation firm, has agreed to provide proxy solicitation services to the Funds at a cost of approximately $7,288. The Adviser will pay the costs of preparing, mailing and soliciting proxies, including payments to unaffiliated solicitation firms.

Fund Voting. Shares of all Funds will vote in the aggregate and not separately by Fund or class of shares with respect to the proposal.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, the Trust may also arrange to have votes recorded by telephone by officers and employees of the Trust or by the personnel of the Adviser, the transfer agent or Signature Services. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded.

A shareholder will be called on a recorded line at the telephone number in the Trust’s account records and will be asked to provide certain identifying information.

The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder’s instructions.

Alternatively, a shareholder may call the Trust’s Voice Response Unit to vote by taking the following steps:

•	Read the Proxy Statement and have your proxy card(s) at hand.

•	Call the toll-free-number located on your proxy card(s).

•	Follow recorded instructions.

With both methods of telephone voting, to ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions. If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the “control number” that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.

To vote via the Internet:

•	Read the Proxy Statement and have your proxy card(s) at hand.

•	Go to the Web site on the proxy card(s).

•	Enter the “control number” found on your proxy card(s).

•	Follow the instructions on the Web site. Please call us at 1-800-225-5291 if you have any problems.

•	To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail, if chosen.

Shareholders Sharing the Same Address

As permitted by law, only one copy of this Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials. If you would like to receive an additional copy, please contact the Trust by writing to John Hancock Signature Services, Inc., P.O. Box 55913, Boston, MA 02205-5913, Attn: Michael Heffernan, or by calling 1-800-225-5291. The Trust will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, also should send a request as indicated.

OTHER MATTERS

The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

JHF II is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of JHF II must be received by JHF II a reasonable time before JHF II’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

Legal Proceedings. There are no material pending legal proceedings to which any Nominee, Trustee or affiliated person of such Nominee or Trustee is a party adverse to the Funds or any of their affiliated persons or has a material interest adverse to the Funds or any of their affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Nominee, Trustee or executive officer of the Trusts within the past ten years.

BY ORDER OF THE BOARD OF TRUSTEES

September 25, 2012

Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) IN THE ENCLOSED ENVELOPE OR, ALTERNATIVELY, TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET.

EXHIBIT A

OUTSTANDING SHARES AND SHARE OWNERSHIP

This table shows, as of the Record Date, the number of shares of each class of each Fund eligible to be voted at the Meeting.

Fund Name	Class	TOTAL SHARES AS OF 9/6/12
Active Bond Fund	1	6,260,443.728
Active Bond Fund	NAV	150,648,615.683

All Cap Core Fund	NAV	54,480,257.658

All Cap Value Fund	1	8,998,292.684
All Cap Value Fund	NAV	62,792,060.903

Alpha Opportunities Fund	NAV	113,044,195.244

Alternative Asset Allocation Fund	R2	7,037.298
Alternative Asset Allocation Fund	A	7,812,286.343
Alternative Asset Allocation Fund	C	2,348,230.174
Alternative Asset Allocation Fund	I	5,843,234.596
Alternative Asset Allocation Fund	R6	7,129.010

Blue Chip Growth Fund	1	25,177,448.021
Blue Chip Growth Fund	NAV	64,719,219.134

Capital Appreciation Fund	1	34,087,330.035
Capital Appreciation Fund	NAV	109,388,597.466

Capital Appreciation Value Fund	NAV	174,048,382.721

China Emerging Leaders Fund	A	10,000.000
China Emerging Leaders Fund	I	10,000.000
China Emerging Leaders Fund	NAV	30,865,012.397

Core Bond Fund	1	5,631,022.216
Core Bond Fund	NAV	41,054,037.985

Core Diversified Growth & Income Portfolio	1	3,227,134.320

Core Fundamental Holdings Portfolio	1	1,533,023.783

Core Global Diversification Portfolio	1	3,575,019.335

Fund Name	Class	TOTAL SHARES AS OF 9/6/12
Currency Strategies Fund	A	1,270,691.454
Currency Strategies Fund	I	4,872,878.741
Currency Strategies Fund	R6	325,757.253
Currency Strategies Fund	NAV	99,133,706.130

Diversified Strategies Fund	A	3,000,000.000
Diversified Strategies Fund	I	900,000.000

Emerging Markets Fund	R6	9,363.296
Emerging Markets Fund	NAV	219,444,115.669
Emerging Markets Fund	A	1,443,453.777
Emerging Markets Fund	I	13,128,053.270

Emerging Markets Debt Fund	A	1,200,000.000
Emerging Markets Debt Fund	I	300,000.000

Equity-Income Fund	1	18,328,113.096
Equity-Income Fund	NAV	80,526,558.123

Floating Rate Income Fund	A	37,568,681.785
Floating Rate Income Fund	B	2,612,262.146
Floating Rate Income Fund	C	18,827,637.736
Floating Rate Income Fund	I	21,613,827.397
Floating Rate Income Fund	R6	13,106.533
Floating Rate Income Fund	1	130,826.965
Floating Rate Income Fund	NAV	205,142,245.466

Fundamental All Cap Core Fund	A	390,409.305
Fundamental All Cap Core Fund	I	105,362.919

Fundamental Global Franchise Fund	A	10,000.000
Fundamental Global Franchise Fund	I	10,000.000
Fundamental Global Franchise Fund	NAV	35,160,115.737

Fundamental Large Cap Core Fund	A	281,937.051
Fundamental Large Cap Core Fund	I	129,371.452

Fundamental Large Cap Value Fund	A	258,297.374
Fundamental Large Cap Value Fund	I	96,452.798
Fundamental Large Cap Value Fund	NAV	75,142,169.529

Fundamental Value Fund	NAV	66,779,208.243

Fund Name	Class	TOTAL SHARES AS OF 9/6/12
Global Absolute Return Strategies Fund	R2	9,372.071
Global Absolute Return Strategies Fund	A	20,070,539.886
Global Absolute Return Strategies Fund	C	290,538.836
Global Absolute Return Strategies Fund	I	22,099,567.722
Global Absolute Return Strategies Fund	R6	292,630.172
Global Absolute Return Strategies Fund	NAV	47,651,222.405

Global Bond Fund	1	7,186,902.975
Global Bond Fund	NAV	51,114,019.231

Global High Yield Fund	A	2,500.000
Global High Yield Fund	I	2,500.000
Global High Yield Fund	NAV	45,742,925.298

Global Real Estate Fund	NAV	62,690,130.911

Health Sciences Fund	NAV	34,611,563.312

Heritage Fund	NAV	17,120,030.214

High Income Fund	NAV	53,452,703.418

High Yield Fund	1	40,237,224.607
High Yield Fund	NAV	62,453,557.570

International Growth Opportunities Fund	NAV	47,785,883.192

International Growth Stock Fund	NAV	39,284,843.365

International Opportunities Fund	1	4,651,888.829
International Opportunities Fund	NAV	5,189,472.143

International Small Cap Fund	1	6,888,693.575
International Small Cap Fund	NAV	17,514,860.815

International Small Company Fund	NAV	32,982,812.927

International Value Fund	1	17,226,386.696
International Value Fund	NAV	86,651,436.213

Investment Quality Bond Fund	1	6,575,126.999
Investment Quality Bond Fund	NAV	28,464,667.932

Fund Name	Class	TOTAL SHARES AS OF 9/6/12
Lifestyle Aggressive Portfolio	A	17,942,648.570
Lifestyle Aggressive Portfolio	B	1,906,104.595
Lifestyle Aggressive Portfolio	R5	960,083.754
Lifestyle Aggressive Portfolio	C	9,492,025.055
Lifestyle Aggressive Portfolio	R3	813,308.115
Lifestyle Aggressive Portfolio	R4	733,130.786
Lifestyle Aggressive Portfolio	R1	705,794.721
Lifestyle Aggressive Portfolio	R2	8,006.405
Lifestyle Aggressive Portfolio	R6	82,824.062
Lifestyle Aggressive Portfolio	1	269,946,589.903

Lifestyle Balanced Portfolio	A	71,205,163.880
Lifestyle Balanced Portfolio	B	7,818,836.272
Lifestyle Balanced Portfolio	R5	2,864,070.221
Lifestyle Balanced Portfolio	C	41,289,073.115
Lifestyle Balanced Portfolio	R3	2,724,709.132
Lifestyle Balanced Portfolio	R4	5,808,390.337
Lifestyle Balanced Portfolio	R1	1,347,710.854
Lifestyle Balanced Portfolio	R2	7,604.563
Lifestyle Balanced Portfolio	R6	229,939.992
Lifestyle Balanced Portfolio	5	5,555,756.695
Lifestyle Balanced Portfolio	1	809,188,392.342

Lifestyle Conservative Portfolio	A	30,990,655.139
Lifestyle Conservative Portfolio	B	3,413,255.428
Lifestyle Conservative Portfolio	R5	1,130,440.821
Lifestyle Conservative Portfolio	C	22,955,837.314
Lifestyle Conservative Portfolio	R3	805,605.325
Lifestyle Conservative Portfolio	R4	682,642.621
Lifestyle Conservative Portfolio	R1	611,509.858
Lifestyle Conservative Portfolio	R2	7,621.951
Lifestyle Conservative Portfolio	R6	99,878.198
Lifestyle Conservative Portfolio	1	217,819,668.310

Lifestyle Growth Portfolio	B	8,136,295.860
Lifestyle Growth Portfolio	R5	2,332,177.566
Lifestyle Growth Portfolio	C	35,303,564.969
Lifestyle Growth Portfolio	R3	1,520,110.700
Lifestyle Growth Portfolio	R4	1,945,317.687
Lifestyle Growth Portfolio	R2	7,662.835
Lifestyle Growth Portfolio	R6	53,028.490
Lifestyle Growth Portfolio	5	10,014,158.079

Fund Name	Class	TOTAL SHARES AS OF 9/6/12
Lifestyle Growth Portfolio	1	764,011,253.254
Lifestyle Growth Portfolio	A	63,118,912.312
Lifestyle Growth Portfolio	R1	1,339,686.295

Lifestyle Moderate Portfolio	A	27,646,447.575
Lifestyle Moderate Portfolio	B	3,207,918.460
Lifestyle Moderate Portfolio	R5	853,355.338
Lifestyle Moderate Portfolio	C	20,615,234.718
Lifestyle Moderate Portfolio	R3	770,465.671
Lifestyle Moderate Portfolio	R4	903,950.327
Lifestyle Moderate Portfolio	R1	677,351.981
Lifestyle Moderate Portfolio	R2	7,716.049
Lifestyle Moderate Portfolio	R6	9,042.755
Lifestyle Moderate Portfolio	5	2,649,778.513
Lifestyle Moderate Portfolio	1	254,077,819.836

Mid Cap Growth Index Fund	1	3,102,464.946

Mid Cap Stock Fund	1	17,617,004.545
Mid Cap Stock Fund	NAV	38,504,252.435

Mid Cap Value Equity Fund	NAV	7,811,629.751

Mid Cap Value Index Fund	1	2,894,477.250

Mid Value Fund	NAV	45,805,198.500

Multi Sector Bond Fund	A	2,500.000
Multi Sector Bond Fund	I	2,500.000
Multi Sector Bond Fund	NAV	105,479,955.366

Mutual Shares Fund	NAV	32,704,843.763

Natural Resources Fund	A	672,685.556
Natural Resources Fund	I	520,532.929
Natural Resources Fund	R6	4,901.961
Natural Resources Fund	1	9,353,339.119
Natural Resources Fund	NAV	37,182,993.782

Real Estate Equity Fund	NAV	21,488,447.886

Real Estate Securities Fund	1	36,545,703.785

Fund Name	Class	TOTAL SHARES AS OF 9/6/12
Real Return Bond Fund	1	13,077,652.742
Real Return Bond Fund	NAV	39,229,258.225

Redwood Fund	NAV	39,765,812.722

Retirement Choices at 2010 Portfolio	1	17,874,515.914
Retirement Choices at 2010 Portfolio	R1	8,920.607
Retirement Choices at 2010 Portfolio	R2	8,920.607
Retirement Choices at 2010 Portfolio	R4	9,124.088
Retirement Choices at 2010 Portfolio	R6	8,920.607

Retirement Choices at 2015 Portfolio	1	26,213,850.649
Retirement Choices at 2015 Portfolio	R1	8,880.995
Retirement Choices at 2015 Portfolio	R2	8,880.995
Retirement Choices at 2015 Portfolio	R4	9,066.183
Retirement Choices at 2015 Portfolio	R6	8,880.995

Retirement Choices at 2020 Portfolio	R1	8,849.558
Retirement Choices at 2020 Portfolio	R2	8,849.558
Retirement Choices at 2020 Portfolio	R6	8,849.558
Retirement Choices at 2020 Portfolio	1	40,280,442.191
Retirement Choices at 2020 Portfolio	R4	8,857.396

Retirement Choices at 2025 Portfolio	R2	8,984.726
Retirement Choices at 2025 Portfolio	R1	8,857.396
Retirement Choices at 2025 Portfolio	R4	8,944.544
Retirement Choices at 2025 Portfolio	R6	8,857.396
Retirement Choices at 2025 Portfolio	1	46,373,828.566

Retirement Choices at 2030 Portfolio	R1	8,880.995
Retirement Choices at 2030 Portfolio	R2	8,880.995
Retirement Choices at 2030 Portfolio	R6	8,880.995
Retirement Choices at 2030 Portfolio	1	39,169,643.673
Retirement Choices at 2030 Portfolio	R4	8,920.607

Retirement Choices at 2035 Portfolio	R1	8,880.995
Retirement Choices at 2035 Portfolio	R2	8,880.995
Retirement Choices at 2035 Portfolio	R4	8,904.720
Retirement Choices at 2035 Portfolio	R6	8,880.995
Retirement Choices at 2035 Portfolio	1	31,101,284.337

Fund Name	Class	TOTAL SHARES AS OF 9/6/12
Retirement Choices at 2040 Portfolio	R1	8,888.889
Retirement Choices at 2040 Portfolio	R2	8,888.889
Retirement Choices at 2040 Portfolio	R4	8,904.720
Retirement Choices at 2040 Portfolio	R6	8,888.889
Retirement Choices at 2040 Portfolio	1	20,495,108.706

Retirement Choices at 2045 Portfolio	R1	8,888.889
Retirement Choices at 2045 Portfolio	R2	8,888.889
Retirement Choices at 2045 Portfolio	R4	8,904.720
Retirement Choices at 2045 Portfolio	R6	8,888.889
Retirement Choices at 2045 Portfolio	1	15,210,320.351

Retirement Choices at 2050 Portfolio	R1	9,970.090
Retirement Choices at 2050 Portfolio	R2	9,970.090
Retirement Choices at 2050 Portfolio	R4	10,000.000
Retirement Choices at 2050 Portfolio	R6	9,970.090
Retirement Choices at 2050 Portfolio	1	8,780,896.087

Retirement Living through 2010 Portfolio	R2	10,131.712
Retirement Living through 2010 Portfolio	A	2,178,908.493
Retirement Living through 2010 Portfolio	R1	37,722.195
Retirement Living through 2010 Portfolio	R3	174,955.294
Retirement Living through 2010 Portfolio	R4	40,486.503
Retirement Living through 2010 Portfolio	R5	455,997.556
Retirement Living through 2010 Portfolio	R6	10,416.667
Retirement Living through 2010 Portfolio	1	39,183,184.937

Retirement Living through 2015 Portfolio	R2	10,245.902
Retirement Living through 2015 Portfolio	A	3,162,882.840
Retirement Living through 2015 Portfolio	R1	134,182.139
Retirement Living through 2015 Portfolio	R3	552,276.093
Retirement Living through 2015 Portfolio	R4	6,874.633
Retirement Living through 2015 Portfolio	R5	541,763.928
Retirement Living through 2015 Portfolio	R6	10,638.298
Retirement Living through 2015 Portfolio	1	58,357,986.343

Retirement Living through 2020 Portfolio	R2	10,141.988
Retirement Living through 2020 Portfolio	A	3,775,536.517
Retirement Living through 2020 Portfolio	R1	283,166.281
Retirement Living through 2020 Portfolio	R3	450,207.897
Retirement Living through 2020 Portfolio	R4	69,187.723

Fund Name	Class	TOTAL SHARES AS OF 9/6/12
Retirement Living through 2020 Portfolio	R5	1,011,472.767
Retirement Living through 2020 Portfolio	R6	10,638.298
Retirement Living through 2020 Portfolio	1	90,959,421.987

Retirement Living through 2025 Portfolio	R2	10,193.680
Retirement Living through 2025 Portfolio	A	3,863,981.268
Retirement Living through 2025 Portfolio	R1	268,379.201
Retirement Living through 2025 Portfolio	R3	369,883.827
Retirement Living through 2025 Portfolio	R4	143,103.205
Retirement Living through 2025 Portfolio	R5	878,286.198
Retirement Living through 2025 Portfolio	R6	19,833.204
Retirement Living through 2025 Portfolio	1	100,299,237.053

Retirement Living through 2030 Portfolio	R2	10,204.082
Retirement Living through 2030 Portfolio	A	3,268,892.198
Retirement Living through 2030 Portfolio	R1	280,086.167
Retirement Living through 2030 Portfolio	R3	320,416.696
Retirement Living through 2030 Portfolio	R4	50,735.420
Retirement Living through 2030 Portfolio	R5	689,244.645
Retirement Living through 2030 Portfolio	R6	10,869.565
Retirement Living through 2030 Portfolio	1	87,143,456.434

Retirement Living through 2035 Portfolio	1	67,983,775.110
Retirement Living through 2035 Portfolio	R2	10,040.161
Retirement Living through 2035 Portfolio	A	2,410,005.141
Retirement Living through 2035 Portfolio	R1	247,788.688
Retirement Living through 2035 Portfolio	R3	239,862.232
Retirement Living through 2035 Portfolio	R4	115,190.762
Retirement Living through 2035 Portfolio	R5	355,620.587
Retirement Living through 2035 Portfolio	R6	10,741.139

Retirement Living through 2040 Portfolio	R2	10,080.645
Retirement Living through 2040 Portfolio	A	1,858,578.249
Retirement Living through 2040 Portfolio	R1	187,296.083
Retirement Living through 2040 Portfolio	R3	280,843.069
Retirement Living through 2040 Portfolio	R4	51,093.850
Retirement Living through 2040 Portfolio	R5	340,043.231
Retirement Living through 2040 Portfolio	R6	10,787.487
Retirement Living through 2040 Portfolio	1	52,774,871.951

Retirement Living through 2045 Portfolio	1	53,268,883.733
Retirement Living through 2045 Portfolio	R2	10,080.645

Fund Name	Class	TOTAL SHARES AS OF 9/6/12
Retirement Living through 2045 Portfolio	A	1,750,605.402
Retirement Living through 2045 Portfolio	R1	127,329.316
Retirement Living through 2045 Portfolio	R3	111,814.653
Retirement Living through 2045 Portfolio	R4	68,455.694
Retirement Living through 2045 Portfolio	R5	164,838.774
Retirement Living through 2045 Portfolio	R6	10,787.487

Retirement Living through 2050 Portfolio	1	5,471,812.571
Retirement Living through 2050 Portfolio	R2	10,504.202
Retirement Living through 2050 Portfolio	A	51,916.852
Retirement Living through 2050 Portfolio	R1	10,532.831
Retirement Living through 2050 Portfolio	R3	10,504.202
Retirement Living through 2050 Portfolio	R4	10,504.202
Retirement Living through 2050 Portfolio	R5	11,295.985
Retirement Living through 2050 Portfolio	R6	10,504.202

Short Term Government Income Fund	NAV	18,907,127.412

Small Cap Growth Fund	NAV	16,048,842.567

Small Cap Opportunities Fund	1	2,376,152.407
Small Cap Opportunities Fund	NAV	4,421,717.923

Small Cap Value Fund	NAV	7,578,661.373

Small Company Growth Fund	NAV	7,062,921.309

Small Company Value Fund	1	4,026,875.828
Small Company Value Fund	NAV	7,858,156.741

Smaller Company Growth Fund	NAV	10,791,047.378

Spectrum Income Fund	NAV	95,718,997.918

Strategic Equity Allocation Portfolio	NAV	307,922,344.354

Strategic Income Opportunities Fund	NAV	118,656,307.533
Strategic Income Opportunities Fund	R2	9,191.176
Strategic Income Opportunities Fund	A	81,479,158.366
Strategic Income Opportunities Fund	C	26,562,459.154
Strategic Income Opportunities Fund	I	66,158,770.117
Strategic Income Opportunities Fund	R6	12,266.951

Fund Name	Class	TOTAL SHARES AS OF 9/6/12
Technical Opportunities Fund	A	4,969,603.535
Technical Opportunities Fund	I	1,538,315.430
Technical Opportunities Fund	NAV	44,038,726.227

Total Return Fund	1	27,811,486.407
Total Return Fund	NAV	138,842,034.471

U.S. Equity Fund	I	5,140,021.573
U.S. Equity Fund	A	2,376,665.092
U.S. Equity Fund	1	3,983,875.391
U.S. Equity Fund	NAV	127,772,550.994

U.S. High Yield Bond Fund	1	7,425,688.840
U.S. High Yield Bond Fund	NAV	43,989,769.276

Value Fund	NAV	14,486,005.979

Set forth below is information as to shareholders, if any, known by JHF II to own beneficially or of record 5% or more of the outstanding shares of the following classes of shares of the Funds as of the Record Date. In addition to the shareholders described below and as described above under “SHAREHOLDERS AND VOTING INFORMATION - Shareholders of JHF II,” the JH Insurance Companies own of record more than 5% of the outstanding shares of Class 1 shares of the Funds, and various John Hancock Funds of Funds own more than 5% of the outstanding shares of Class NAV shares of the Funds.

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
ALTERNATIVE ASSET ALLOCATION FUND	R2	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	7,037.298	100.00%	Record

ALTERNATIVE ASSET ALLOCATION FUND	R6	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	7,112.376	99.77%	Record

ALTERNATIVE ASSET ALLOCATION FUND	A	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO CA 92150-9046	501,037.551	6.41%	Record

ALTERNATIVE ASSET ALLOCATION FUND	A	EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	550,971.604	7.05%	Record

ALTERNATIVE ASSET ALLOCATION FUND	A	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN NJ 07086-6761	732,053.343	9.37%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
ALTERNATIVE ASSET ALLOCATION FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	1,156,266.851	14.80%	Record

ALTERNATIVE ASSET ALLOCATION FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	2,022,986.512	25.89%	Record

ALTERNATIVE ASSET ALLOCATION FUND	C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	159,376.719	6.79%	Record

ALTERNATIVE ASSET ALLOCATION FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	174,866.225	7.45%	Record

ALTERNATIVE ASSET ALLOCATION FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	238,417.962	10.15%	Record

ALTERNATIVE ASSET ALLOCATION FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	289,164.825	12.31%	Record

ALTERNATIVE ASSET ALLOCATION FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	319,564.416	13.61%	Record

ALTERNATIVE ASSET ALLOCATION FUND	C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEERLAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	323,797.060	13.79%	Record

ALTERNATIVE ASSET ALLOCATION FUND	I	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	445,942.529	7.63%	Record

ALTERNATIVE ASSET ALLOCATION FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	472,739.766	8.09%	Record

ALTERNATIVE ASSET ALLOCATION FUND	I	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO CA 92150-9046	731,115.315	12.51%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
ALTERNATIVE ASSET ALLOCATION FUND	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	993,499.420	17.00%	Record

ALTERNATIVE ASSET ALLOCATION FUND	I	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 979E2 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,279,268.364	21.89%	Record

ALTERNATIVE ASSET ALLOCATION FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	1,352,560.410	23.15%	Record

CHINA EMERGING LEADERS FUND	A	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	10,000.000	100.00%	Record

CHINA EMERGING LEADERS FUND	I	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	10,000.000	100.00%	Record

CURRENCY STRATEGIES FUND	A	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN NJ 07086-6761	91,282.555	7.18%	Record

CURRENCY STRATEGIES FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	272,055.913	21.41%	Record

CURRENCY STRATEGIES FUND	A	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	291,824.425	22.97%	Record

CURRENCY STRATEGIES FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	345,851.759	27.22%	Record

CURRENCY STRATEGIES FUND	I	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	245,750.325	5.04%	Record

CURRENCY STRATEGIES FUND	I	DINGLE & CO P O BOX 75000 M/C #3446 DETROIT MI	338,517.585	6.95%	Record

CURRENCY STRATEGIES FUND	I	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	3,962,304.214	81.31%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
CURRENCY STRATEGIES FUND	R6	LEGG MASON PARTNERS EQUITY TRUST LEGG MASON PERMAL TACTICAL ALLOCATI ON FUND ATTN ALAN RUBIN 55 WATER ST FL 32 NEW YORK NY 10041-3299	325,757.253	100.00%	Record

DIVERSIFIED STRATEGIES FUND	A	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	3,000,000.000	100.00%	Record

DIVERSIFIED STRATEGIES FUND	I	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	900,000.000	100.00%	Record

EMERGING MARKETS FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	90,578.769	6.28%	Record

EMERGING MARKETS FUND	A	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	182,657.630	12.65%	Record

EMERGING MARKETS FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	304,601.373	21.10%	Record

EMERGING MARKETS FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	362,930.056	25.14%	Record

EMERGING MARKETS FUND	R6	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	9,363.296	100.00%	Record

EMERGING MARKETS DEBT FUND	A	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST STE 9 BOSTON MA 02210-2806	1,200,000.000	100.00%	Record

EMERGING MARKETS DEBT FUND	I	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST STE 9 BOSTON MA 02210-2806	300,000.000	100.00%	Record

FLOATING RATE INCOME FUND	A	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,015,828.248	5.37%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
FLOATING RATE INCOME FUND	A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	2,564,833.701	6.83%	Record

FLOATING RATE INCOME FUND	A	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN NJ 07086-6761	2,785,954.157	7.42%	Record

FLOATING RATE INCOME FUND	A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,962,802.942	7.89%	Record

FLOATING RATE INCOME FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	4,332,036.897	11.53%	Record

FLOATING RATE INCOME FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	5,636,299.814	15.00%	Record

FLOATING RATE INCOME FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	9,572,394.613	25.48%	Record

FLOATING RATE INCOME FUND	B	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	197,696.813	7.57%	Record

FLOATING RATE INCOME FUND	B	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	274,349.210	10.50%	Record

FLOATING RATE INCOME FUND	B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	431,577.999	16.52%	Record

FLOATING RATE INCOME FUND	B	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	452,246.216	17.31%	Record

FLOATING RATE INCOME FUND	B	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 977S8 4800 DEERLAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	482,458.323	18.47%	Record

FLOATING RATE INCOME FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	1,405,631.127	7.47%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
FLOATING RATE INCOME FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	1,528,249.626	8.12%	Record

FLOATING RATE INCOME FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,708,989.043	9.08%	Record

FLOATING RATE INCOME FUND	C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,832,926.084	9.74%	Record

FLOATING RATE INCOME FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	2,130,003.656	11.31%	Record

FLOATING RATE INCOME FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	2,301,461.652	12.22%	Record

FLOATING RATE INCOME FUND	C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEERLAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	2,757,684.632	14.65%	Record

FLOATING RATE INCOME FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	1,152,147.131	5.33%	Record

FLOATING RATE INCOME FUND	I	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	1,661,210.587	7.69%	Record

FLOATING RATE INCOME FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	1,681,696.459	7.78%	Record

FLOATING RATE INCOME FUND	I	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,176,853.372	10.07%	Record

FLOATING RATE INCOME FUND	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	3,797,704.381	17.57%	Record

FLOATING RATE INCOME FUND	I	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 979E2 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	4,490,620.766	20.78%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
FLOATING RATE INCOME FUND	I	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	4,518,658.371	20.91%	Record

FLOATING RATE INCOME FUND	R6	MG TRUSTCO CUST FBO TODD C REEVES IRA 700 17TH ST STE 300 DENVER CO 80202-3531	2,052.482	15.66%	Beneficial

FLOATING RATE INCOME FUND	R6	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	10,683.761	81.51%	Record

FUNDAMENTAL ALL CAP CORE FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	31,023.047	7.95%	Record

FUNDAMENTAL ALL CAP CORE FUND	A	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST FL 10 BOSTON MA 02210-2806	190,000.000	48.67%	Record

FUNDAMENTAL ALL CAP CORE FUND	I	MANULIFE ASSET MANAGEMENT (US) LLC EMPLOYEE # 49260 LTIP PLAN 2011 ATTN DIANE LANDERS 101 HUNTINGTON AVE FL 7 BOSTON MA 02199-7607	8,578.075	8.14%	Beneficial

FUNDAMENTAL ALL CAP CORE FUND	I	MANULIFE ASSET MANAGEMENT (US) LLC EMPLOYEE # 5 RETENTION PLAN ATTN DIANE LANDERS 101 HUNTINGTON AVE FL 7 BOSTON MA 02199-7607	39,362.225	37.36%	Beneficial

FUNDAMENTAL ALL CAP CORE FUND	I	MANULIFE ASSET MANAGEMENT (US) LLC EMPLOYEE # 6 RETENTION PLAN ATTN DIANE LANDERS 101 HUNTINGTON AVE FL 7 BOSTON MA 02199-7607	40,258.651	38.21%	Beneficial

FUNDAMENTAL GLOBAL FRANCHISE FUND	A	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	10,000.000	100.00%	Record

FUNDAMENTAL GLOBAL FRANCHISE FUND	I	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	10,000.000	100.00%	Record

FUNDAMENTAL LARGE CAP CORE FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	52,742.062	18.71%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
FUNDAMENTAL LARGE CAP CORE FUND	A	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST FL 10 BOSTON MA 02210-2806	190,000.000	67.39%	Record

FUNDAMENTAL LARGE CAP CORE FUND	I	MANULIFE ASSET MANAGEMENT (US) LLC EMPLOYEE # 49260 LTIP PLAN 2011 ATTN DIANE LANDERS 101 HUNTINGTON AVE FL 7 BOSTON MA 02199-7607	8,336.212	6.44%	Beneficial

FUNDAMENTAL LARGE CAP CORE FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	13,085.255	10.11%	Record

FUNDAMENTAL LARGE CAP CORE FUND	I	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	18,629.869	14.40%	Record

FUNDAMENTAL LARGE CAP CORE FUND	I	MANULIFE ASSET MANAGEMENT (US) LLC EMPLOYEE # 5 RETENTION PLAN ATTN DIANE LANDERS 101 HUNTINGTON AVE FL 7 BOSTON MA 02199-7607	39,042.751	30.18%	Beneficial

FUNDAMENTAL LARGE CAP CORE FUND	I	MANULIFE ASSET MANAGEMENT (US) LLC EMPLOYEE # 6 RETENTION PLAN ATTN DIANE LANDERS 101 HUNTINGTON AVE FL 7 BOSTON MA 02199-7607	39,931.901	30.87%	Beneficial

FUNDAMENTAL LARGE CAP VALUE FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	13,741.376	5.32%	Record

FUNDAMENTAL LARGE CAP VALUE FUND	A	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST FL 10 BOSTON MA 02210-2806	190,000.000	73.56%	Record

FUNDAMENTAL LARGE CAP VALUE FUND	I	MANULIFE ASSET MANAGEMENT (US) LLC EMPLOYEE # 49262 LTIP PLAN 2011 ATTN DIANE LANDERS 101 HUNTINGTON AVE FL 7 BOSTON MA 02199-7607	5,029.578	5.21%	Beneficial

FUNDAMENTAL LARGE CAP VALUE FUND	I	MANULIFE ASSET MANAGEMENT (US) LLC EMPLOYEE # 49260 LTIP PLAN 2011 ATTN DIANE LANDERS 101 HUNTINGTON AVE FL 7 BOSTON MA 02199-7607	8,220.324	8.52%	Beneficial

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
FUNDAMENTAL LARGE CAP VALUE FUND	I	MANULIFE ASSET MANAGEMENT (US) LLC EMPLOYEE # 5 RETENTION PLAN ATTN DIANE LANDERS 101 HUNTINGTON AVE FL 7 BOSTON MA 02199-7607	39,034.864	40.47%	Beneficial

FUNDAMENTAL LARGE CAP VALUE FUND	I	MANULIFE ASSET MANAGEMENT (US) LLC EMPLOYEE # 6 RETENTION PLAN ATTN DIANE LANDERS 101 HUNTINGTON AVE FL 7 BOSTON MA 02199-7607	39,923.834	41.39%	Beneficial

GLOBAL ABSOLUTE RETURN STRATEGIES FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	2,111,499.253	10.52%	Record

GLOBAL ABSOLUTE RETURN STRATEGIES FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	2,657,247.875	13.24%	Record

GLOBAL ABSOLUTE RETURN STRATEGIES FUND	A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	3,812,247.730	18.99%	Record

GLOBAL ABSOLUTE RETURN STRATEGIES FUND	A	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN NJ 07086-6761	8,720,096.931	43.45%	Record

GLOBAL ABSOLUTE RETURN STRATEGIES FUND	C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	14,588.148	5.02%	Record

GLOBAL ABSOLUTE RETURN STRATEGIES FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	19,288.379	6.64%	Record

GLOBAL ABSOLUTE RETURN STRATEGIES FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	19,551.592	6.73%	Record

GLOBAL ABSOLUTE RETURN STRATEGIES FUND	C	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN NJ 07086-6761	41,088.316	14.14%	Record

GLOBAL ABSOLUTE RETURN STRATEGIES FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	49,742.792	17.12%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
GLOBAL ABSOLUTE RETURN STRATEGIES FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	49,898.099	17.17%	Record

GLOBAL ABSOLUTE RETURN STRATEGIES FUND	I	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,524,038.834	6.90%	Record

GLOBAL ABSOLUTE RETURN STRATEGIES FUND	I	WENDEL & CO 495426 MUTUAL FUNDS REORG DEPARTMENT C/O THE BANK OF NEW YORK MELLON PO BOX 1066 NEW YORK NY 10268-1066	1,943,076.357	8.79%	Record

GLOBAL ABSOLUTE RETURN STRATEGIES FUND	I	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	3,864,370.748	17.49%	Record

GLOBAL ABSOLUTE RETURN STRATEGIES FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	4,265,007.101	19.30%	Record

GLOBAL ABSOLUTE RETURN STRATEGIES FUND	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5,972,754.090	27.03%	Record

GLOBAL ABSOLUTE RETURN STRATEGIES FUND	R2	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	9,372.071	100.00%	Record

GLOBAL ABSOLUTE RETURN STRATEGIES FUND	R6	LEGG MASON PARTNERS EQUITY TRUST LEGG MASON PERMAL TACTICAL ALLOCATI ON FUND ATTN ALAN RUBIN 55 WATER ST FL 32 NEW YORK NY 10041-3299	283,258.101	96.80%	Record

GLOBAL HIGH YIELD FUND	A	JOHN HANCOCK LIFE INSURANCE CO ATTN KELLY A CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	2,500.000	100.00%	Record

GLOBAL HIGH YIELD FUND	I	JOHN HANCOCK LIFE INSURANCE CO ATTN KELLY A CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	2,500.000	100.00%	Record

MULTI SECTOR BOND FUND	A	JOHN HANCOCK LIFE INSURANCE CO ATTN KELLY A CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	2,500.000	100.00%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
MULTI SECTOR BOND FUND	I	JOHN HANCOCK LIFE INSURANCE CO ATTN KELLY A CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	2,500.000	100.00%	Record

LIFESTYLE AGGRESSIVE PORTFOLIO	A	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	931,084.179	5.19%	Record

LIFESTYLE AGGRESSIVE PORTFOLIO	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	1,474,163.144	8.22%	Record

LIFESTYLE AGGRESSIVE PORTFOLIO	B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	100,168.311	5.26%	Record

LIFESTYLE AGGRESSIVE PORTFOLIO	B	EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	102,122.234	5.36%	Record

LIFESTYLE AGGRESSIVE PORTFOLIO	B	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399 -0001	136,447.012	7.16%	Record

LIFESTYLE AGGRESSIVE PORTFOLIO	B	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	332,081.347	17.42%	Record

LIFESTYLE AGGRESSIVE PORTFOLIO	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399 -0001	506,145.187	5.33%	Record

LIFESTYLE AGGRESSIVE PORTFOLIO	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	566,387.524	5.97%	Record

LIFESTYLE AGGRESSIVE PORTFOLIO	C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	631,776.152	6.66%	Record

LIFESTYLE AGGRESSIVE PORTFOLIO	C	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,747,312.338	18.41%	Record

LIFESTYLE AGGRESSIVE PORTFOLIO	R1	MID ATLANTIC TRUST COMPANY FBO HOUSING AUTHORITY OF THE CITY OF CHARLOTTE RETIREMENT PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	51,677.622	7.32%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
LIFESTYLE AGGRESSIVE PORTFOLIO	R1	MG TRUST COMPANY CUST. FBO BANK OF MADISON PROFIT SHARING PENS 700 17TH ST STE 300 DENVER CO 80202-3531	72,105.140	10.22%	Record

LIFESTYLE AGGRESSIVE PORTFOLIO	R1	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	125,977.008	17.85%	Record

LIFESTYLE AGGRESSIVE PORTFOLIO	R2	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	8,006.405	100.00%	Record

LIFESTYLE AGGRESSIVE PORTFOLIO	R3	Frontier Trust Company FBO GSC ENTERPRISES 401(K) PLAN 500628 PO Box 10758 FARGO ND 58106-0758	48,687.698	5.99%	Record

LIFESTYLE AGGRESSIVE PORTFOLIO	R3	PENSION INC TTEE / COUNSEL TRUST CUST FBO STURGEON BAY METAL PRODUCTS INC 401 K PROFIT SHARING PLAN 1980 COMMERCIAL WAY GREEN BAY WI 54311-6203	63,059.124	7.75%	Record

LIFESTYLE AGGRESSIVE PORTFOLIO	R3	NFS LLC FEBO RELIANCE TRUSTCO TTEE E GLUCK CORP 401K PLAN 2910 THOMSON AVE LONG IS CITY NY 11101-2929	66,210.097	8.14%	Record

LIFESTYLE AGGRESSIVE PORTFOLIO	R3	RELIANCE TRUST COMPANY FBO LAUREL EYE PO BOX 48529 ATLANTA GA 30362-1529	116,161.796	14.28%	Beneficial

LIFESTYLE AGGRESSIVE PORTFOLIO	R4	AST CAPITAL TRUST OF DE TTEE FBO PINACLE ANESTHESIA CONSULTANTS PAC PO BOX 52129 PHOENIX AZ 85072-2129	65,526.991	8.94%	Record

LIFESTYLE AGGRESSIVE PORTFOLIO	R4	NFS LLC FEBO JAMES ZIEGLER EUGENE JURIS TTEES GR EENWICH AEROGROUP INC RETPLAN SA VINGS 475 STEAMBOAT RD GREENWICH CT 06830-7144	81,032.140	11.05%	Record

LIFESTYLE AGGRESSIVE PORTFOLIO	R4	NFS LLC FEBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	171,255.605	23.36%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
LIFESTYLE AGGRESSIVE PORTFOLIO	R5	TAYNIK & CO C/O STATE STREET BANK & TRUST CO 1200 CROWN COLONY DR QUINCY MA 02169-0938	55,563.854	5.79%	Beneficial

LIFESTYLE AGGRESSIVE PORTFOLIO	R5	CHARLES SCHWAB TRUSTCO CUST SILVER & ARSHT 401K PS PLAN 206671 2423 E LINCOLN DR PHOENIX AZ 85016-1215	86,510.886	9.01%	Record

LIFESTYLE AGGRESSIVE PORTFOLIO	R5	NFS LLC FEBO MASSACHUSETTS ENVELOPE 401K RETTRUST 30 COBBLE HILL RD SOMERVILLE MA 02143-4412	93,958.476	9.79%	Record

LIFESTYLE AGGRESSIVE PORTFOLIO	R5	ORCHARD TRUSTCO TTEE EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	153,655.228	16.00%	Record

LIFESTYLE AGGRESSIVE PORTFOLIO	R5	TD AMERITRADE TRUST COMPANY HOUSE PO BOX 17748 DENVER CO 80217-0748	182,019.031	18.96%	Record

LIFESTYLE AGGRESSIVE PORTFOLIO	R6	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	8,561.644	10.34%	Record

LIFESTYLE AGGRESSIVE PORTFOLIO	R6	MG TRUSTCO TTEE EMAK HOLDINGS INC 401K PLAN 700 17TH ST STE 300 DENVER CO 80202-3531	18,803.611	22.70%	Record

LIFESTYLE AGGRESSIVE PORTFOLIO	R6	ORCHARD TRUSTCO TTEE EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	48,165.690	58.15%	Record

LIFESTYLE BALANCED PORTFOLIO	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	5,543,100.729	7.78%	Record

LIFESTYLE BALANCED PORTFOLIO	A	EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	11,561,409.366	16.24%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
LIFESTYLE BALANCED PORTFOLIO	B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	618,357.569	7.91%	Record

LIFESTYLE BALANCED PORTFOLIO	B	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	779,543.775	9.97%	Record

LIFESTYLE BALANCED PORTFOLIO	B	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	1,335,356.408	17.08%	Record

LIFESTYLE BALANCED PORTFOLIO	B	EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	1,723,514.669	22.04%	Record

LIFESTYLE BALANCED PORTFOLIO	C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,447,747.436	5.93%	Record

LIFESTYLE BALANCED PORTFOLIO	C	EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	2,509,478.959	6.08%	Record

LIFESTYLE BALANCED PORTFOLIO	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	3,499,902.507	8.48%	Record

LIFESTYLE BALANCED PORTFOLIO	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	3,589,375.545	8.69%	Record

LIFESTYLE BALANCED PORTFOLIO	C	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	10,021,612.916	24.27%	Record

LIFESTYLE BALANCED PORTFOLIO	R1	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	342,028.688	25.38%	Record

LIFESTYLE BALANCED PORTFOLIO	R2	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	7,604.563	100.00%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
LIFESTYLE BALANCED PORTFOLIO	R3	MG TRUST COMPANY CUST FBO TITLEMAX 700 17TH ST STE 300 DENVER CO 80202-3531	313,136.351	11.49%	Beneficial

LIFESTYLE BALANCED PORTFOLIO	R3	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	333,753.756	12.25%	Record

LIFESTYLE BALANCED PORTFOLIO	R3	COUNSEL TRUST DBA MATC FBO LEMASTER STEEL ERECTORS INC 401 K PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	365,289.639	13.41%	Record

LIFESTYLE BALANCED PORTFOLIO	R4	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	353,305.898	6.08%	Record

LIFESTYLE BALANCED PORTFOLIO	R4	AST CAPITAL TRUST OF DE TTEE FBO PINACLE ANESTHESIA CONSULTANTS PAC PO BOX 52129 PHOENIX AZ 85072-2129	623,108.367	10.73%	Record

LIFESTYLE BALANCED PORTFOLIO	R4	COUNSEL TRUST DBA MATC FBO EMPOWER RETPLAN SAVINGS 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	3,288,261.842	56.61%	Record

LIFESTYLE BALANCED PORTFOLIO	R5	ORCHARD TRUSTCO TTEE EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	193,556.904	6.76%	Record

LIFESTYLE BALANCED PORTFOLIO	R5	WELLS FARGO BANK FBO RETPLAN SVCS 9777777726 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	248,310.716	8.67%	Record

LIFESTYLE BALANCED PORTFOLIO	R5	TD AMERITRADE TRUST COMPANY HOUSE PO BOX 17748 DENVER CO 80217-0748	261,639.537	9.14%	Record

LIFESTYLE BALANCED PORTFOLIO	R5	WTRISC AS AGENT FBO EPLAN SERVICES INC GROUP TRUST PLAN A/C 061859-001 1 C/O MUTUAL FUNDS PO BOX 52129 PHOENIX AZ 85072-2129	266,591.015	9.31%	Record

LIFESTYLE BALANCED PORTFOLIO	R5	TAYNIK & CO C/O STATE STREET BANK & TRUST CO 1200 CROWN COLONY DR QUINCY MA 02169-0938	411,544.543	14.37%	Beneficial

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
LIFESTYLE BALANCED PORTFOLIO	R6	MG TRUSTCO TTEE EMAK HOLDINGS INC 401K PLAN 700 17TH ST STE 300 DENVER CO 80202-3531	14,483.004	6.30%	Record

LIFESTYLE BALANCED PORTFOLIO	R6	CBNA CUST FBO STRAFFORD LEARNING CENTER 403 B PL 6 RHOADS DR STE 7 UTICA NY 13502-6317	37,651.147	16.37%	Record

LIFESTYLE BALANCED PORTFOLIO	R6	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	77,412.420	33.67%	Record

LIFESTYLE BALANCED PORTFOLIO	R6	ORCHARD TRUSTCO TTEE EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111- 5002	82,102.703	35.71%	Record

LIFESTYLE CONSERVATIVE PORTFOLIO	A	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	1,663,007.965	5.37%	Record

LIFESTYLE CONSERVATIVE PORTFOLIO	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	2,234,354.811	7.21%	Record

LIFESTYLE CONSERVATIVE PORTFOLIO	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	2,722,178.933	8.78%	Record

LIFESTYLE CONSERVATIVE PORTFOLIO	A	EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	2,787,350.836	8.99%	Record

LIFESTYLE CONSERVATIVE PORTFOLIO	B	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	391,450.776	11.47%	Record

LIFESTYLE CONSERVATIVE PORTFOLIO	B	EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	407,875.744	11.95%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
LIFESTYLE CONSERVATIVE PORTFOLIO	B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	443,099.086	12.98%	Record

LIFESTYLE CONSERVATIVE PORTFOLIO	B	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	493,728.165	14.47%	Record

LIFESTYLE CONSERVATIVE PORTFOLIO	B	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	541,402.953	15.86%	Record

LIFESTYLE CONSERVATIVE PORTFOLIO	C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,548,013.504	6.74%	Record

LIFESTYLE CONSERVATIVE PORTFOLIO	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	1,593,303.750	6.94%	Record

LIFESTYLE CONSERVATIVE PORTFOLIO	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	2,321,038.731	10.11%	Record

LIFESTYLE CONSERVATIVE PORTFOLIO	C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	3,197,338.630	13.93%	Record

LIFESTYLE CONSERVATIVE PORTFOLIO	C	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6,097,083.749	26.56%	Record

LIFESTYLE CONSERVATIVE PORTFOLIO	R1	MG TRUST COMPANY CUST FBO TOMKEN PLATING INC 700 17TH ST STE 300 DENVER CO 80202-3531	38,554.958	6.30%	Beneficial

LIFESTYLE CONSERVATIVE PORTFOLIO	R1	MID ATLANTIC TRUSTCO FBO SOUTH SEMINOLE SHEET METAL IN 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	40,297.149	6.59%	Record

LIFESTYLE CONSERVATIVE PORTFOLIO	R1	DWS TRUSTCO TTEE CROWLEY AUTOMOTIVE GROUP 401K PLAN PO BOX 571 SALEM NH 03079-0571	46,475.532	7.60%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
LIFESTYLE CONSERVATIVE PORTFOLIO	R1	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	56,230.169	9.20%	Record

LIFESTYLE CONSERVATIVE PORTFOLIO	R2	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	7,621.951	100.00%	Record

LIFESTYLE CONSERVATIVE PORTFOLIO	R3	COUNSEL TRUST DBA MATC FBO CORTESE DODGE INC 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	47,369.941	5.88%	Record

LIFESTYLE CONSERVATIVE PORTFOLIO	R3	NFS LLC FEBO RELIANCE TRUSTCO TTEE E GLUCK CORP 401K PLAN 2910 THOMSON AVE LONG IS CITY NY 11101-2929	56,796.971	7.05%	Record

LIFESTYLE CONSERVATIVE PORTFOLIO	R3	FRONTIER TRUST COMPANY FBO GSC ENTERPRISES 401(K) PLAN 500628 PO Box 10758 FARGO ND 58106-0758	68,359.687	8.49%	Record

LIFESTYLE CONSERVATIVE PORTFOLIO	R3	ORCHARD TRUSTCO TTEE FBO NISCAYAH INC 401K C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	128,278.067	15.92%	Record

LIFESTYLE CONSERVATIVE PORTFOLIO	R4	MG TRUSTCO CUST FBO CROWN POINT COMMUNITY SCHOOL 403 B 700 17TH ST STE 300 DENVER CO 80202-3531	39,541.924	5.79%	Beneficial

LIFESTYLE CONSERVATIVE PORTFOLIO	R4	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	44,168.037	6.47%	Record

LIFESTYLE CONSERVATIVE PORTFOLIO	R4	NFS LLC FEBO LOUIS GROTTA/HENRY COFFEY&WILLIAM W ATKINS TTEES PAIGE ELECTRIC CO L P 401K PROFIT SHARING PLAN 1160 SPRINGFIELD RD UNION NJ 07083-8121	63,334.937	9.28%	Record

LIFESTYLE CONSERVATIVE PORTFOLIO	R4	NFS LLC FEBO JAMES ZIEGLER EUGENE JURIS TTEES GR EENWICH AEROGROUP INC RETPLAN SA VINGS 475 STEAMBOAT RD GREENWICH CT 06830-7144	67,565.892	9.90%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
LIFESTYLE CONSERVATIVE PORTFOLIO	R4	COUNSEL TRUST DBA MATC FBO EMPOWER RETPLAN SAVINGS 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	75,192.608	11.01%	Record

LIFESTYLE CONSERVATIVE PORTFOLIO	R4	NFS LLC FEBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	94,060.969	13.78%	Record

LIFESTYLE CONSERVATIVE PORTFOLIO	R5	TAYNIK & CO C/O STATE STREET BANK & TRUST CO 1200 CROWN COLONY DR QUINCY MA 02169-0938	56,591.176	5.01%	Beneficial

LIFESTYLE CONSERVATIVE PORTFOLIO	R5	MID ATLANTIC TRUSTCO FBO INTUITIVE RESEARCH & TECHNOLOGY CORP RETPLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	81,310.766	7.19%	Record

LIFESTYLE CONSERVATIVE PORTFOLIO	R5	TD AMERITRADE TRUST COMPANY HOUSE PO BOX 17748 DENVER CO 80217-0748	98,219.142	8.69%	Record

LIFESTYLE CONSERVATIVE PORTFOLIO	R5	ORCHARD TRUSTCO TTEE EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	120,479.954	10.66%	Record

LIFESTYLE CONSERVATIVE PORTFOLIO	R5	MID ATLANTIC TRUSTCO FBO AEROCARE HOLDINGS INC 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	259,844.746	22.99%	Record

LIFESTYLE CONSERVATIVE PORTFOLIO	R6	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	7,806.401	7.82%	Record

LIFESTYLE CONSERVATIVE PORTFOLIO	R6	WTRISC AS AGENT FBO EPLAN GROUP TRUST A/C 061859-001 1 C/O MUTUAL FUNDS PO BOX 52129 PHOENIX AZ 85072-2129	10,930.026	10.94%	Record

LIFESTYLE CONSERVATIVE PORTFOLIO	R6	MG TRUSTCO TTEE EMAK HOLDINGS INC 401K PLAN 700 17TH ST STE 300 DENVER CO 80202-3531	11,140.475	11.15%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
LIFESTYLE CONSERVATIVE PORTFOLIO	R6	CBNA CUST FBO STRAFFORD LEARNING CENTER 403 B PL 6 RHOADS DR STE 7 UTICA NY 13502-6317	34,808.098	34.85%	Record

LIFESTYLE CONSERVATIVE PORTFOLIO	R6	ORCHARD TRUSTCO TTEE EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	35,166.615	35.21%	Record

LIFESTYLE GROWTH PORTFOLIO	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	3,174,028.322	5.03%	Record

LIFESTYLE GROWTH PORTFOLIO	A	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	3,684,116.683	5.84%	Record

LIFESTYLE GROWTH PORTFOLIO	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	5,381,310.077	8.53%	Record

LIFESTYLE GROWTH PORTFOLIO	A	EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	7,973,662.265	12.63%	Record

LIFESTYLE GROWTH PORTFOLIO	B	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	438,075.715	5.38%	Record

LIFESTYLE GROWTH PORTFOLIO	B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	557,463.320	6.85%	Record

LIFESTYLE GROWTH PORTFOLIO	B	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	679,240.049	8.35%	Record

LIFESTYLE GROWTH PORTFOLIO	B	EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	1,095,452.325	13.46%	Record

LIFESTYLE GROWTH PORTFOLIO	B	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	1,366,140.661	16.79%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
LIFESTYLE GROWTH PORTFOLIO	C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,237,072.833	6.34%	Record

LIFESTYLE GROWTH PORTFOLIO	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	2,671,872.757	7.57%	Record

LIFESTYLE GROWTH PORTFOLIO	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	2,771,833.648	7.85%	Record

LIFESTYLE GROWTH PORTFOLIO	C	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7,384,755.286	20.92%	Record

LIFESTYLE GROWTH PORTFOLIO	R1	MID ATLANTIC TRUST COMPANY FBO HOUSING AUTHORITY OF THE CITY OF CHARLOTTE RETIREMENT PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	93,680.139	6.99%	Record

LIFESTYLE GROWTH PORTFOLIO	R1	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	261,498.808	19.52%	Record

LIFESTYLE GROWTH PORTFOLIO	R2	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	7,662.835	100.00%	Record

LIFESTYLE GROWTH PORTFOLIO	R3	MG TRUST COMPANY CUST FBO ALLEGRA NETWORK LLC EMPLOYEE SAVING 700 17TH ST STE 300 DENVER CO 80202-3531	86,163.578	5.67%	Record

LIFESTYLE GROWTH PORTFOLIO	R3	NFS LLC FEBO RELIANCE TRUSTCO TTEE E GLUCK CORP 401K PLAN 2910 THOMSON AVE LONG IS CITY NY 11101-2929	100,333.022	6.60%	Record

LIFESTYLE GROWTH PORTFOLIO	R4	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	117,033.422	6.02%	Record

LIFESTYLE GROWTH PORTFOLIO	R4	AST CAPITAL TRUST OF DE TTEE FBO PINACLE ANESTHESIA CONSULTANTS PAC PO BOX 52129 PHOENIX AZ 85072-2129	144,312.049	7.42%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
LIFESTYLE GROWTH PORTFOLIO	R4	STATE STREET CORPORATION TTEE/CUST FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	180,790.635	9.29%	Beneficial

LIFESTYLE GROWTH PORTFOLIO	R4	NFS LLC FEBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	221,540.843	11.39%	Record

LIFESTYLE GROWTH PORTFOLIO	R4	NFS LLC FEBO JAMES ZIEGLER EUGENE JURIS TTEES GR EENWICH AEROGROUP INC RETPLAN SA VINGS 475 STEAMBOAT RD GREENWICH CT 06830-7144	349,645.456	17.97%	Record

LIFESTYLE GROWTH PORTFOLIO	R5	DWS TRUST CO TTEE/CUST FBO ADP ENTERPRISE PRODUCT ATTN SHARE RECON DEPT 064023 PO BOX 1757 SALEM NH 03079-1143	120,088.218	5.15%	Record

LIFESTYLE GROWTH PORTFOLIO	R5	NFS LLC FEBO MASSACHUSETTS ENVELOPE 401K RETTRUST 30 COBBLE HILL RD SOMERVILLE MA 02143-4412	124,131.068	5.32%	Record

LIFESTYLE GROWTH PORTFOLIO	R5	TAYNIK & CO C/O STATE STREET BANK & TRUST CO 1200 CROWN COLONY DR QUINCY MA 02169-0938	140,650.541	6.03%	Beneficial

LIFESTYLE GROWTH PORTFOLIO	R5	TD AMERITRADE TRUST COMPANY HOUSE PO BOX 17748 DENVER CO 80217-0748	241,979.079	10.38%	Record

LIFESTYLE GROWTH PORTFOLIO	R5	WTRISC AS AGENT FBO EPLAN SERVICES INC GROUP TRUST PLAN A/C 061859-001 1 C/O MUTUAL FUNDS PO BOX 52129 PHOENIX AZ 85072-2129	282,951.790	12.13%	Record

LIFESTYLE GROWTH PORTFOLIO	R5	ORCHARD TRUSTCO TTEE EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	373,721.348	16.02%	Record

LIFESTYLE GROWTH PORTFOLIO	R6	CBNA CUST FBO CAV CORP 401K PLAN 6 RHOADS DR STE 7 UTICA NY 13502-6317	2,924.042	5.51%	Record

LIFESTYLE GROWTH PORTFOLIO	R6	MG TRUST COMPANY CUST FBO CUTTING EDGE DIE DESIGN 700 17TH ST STE 300 DENVER CO 80202-3531	3,585.511	6.76%	Beneficial

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
LIFESTYLE GROWTH PORTFOLIO	R6	WTRISC AS AGENT FBO EPLAN GROUP TRUST A/C 061859-001 1 C/O MUTUAL FUNDS PO BOX 52129 PHOENIX AZ 85072-2129	4,787.685	9.03%	Record

LIFESTYLE GROWTH PORTFOLIO	R6	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	8,103.728	15.28%	Record

LIFESTYLE GROWTH PORTFOLIO	R6	NFS LLC FEBO MANULIFE ASSET MGMT TR CO LLC 101 HUNTINGTON AVE BOSTON MA 02199-7603	15,375.913	29.00%	Record

LIFESTYLE GROWTH PORTFOLIO	R6	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	18,251.611	34.42%	Record

LIFESTYLE MODERATE PORTFOLIO	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	1,498,404.091	5.42%	Record

LIFESTYLE MODERATE PORTFOLIO	A	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,810,580.011	6.55%	Record

LIFESTYLE MODERATE PORTFOLIO	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	2,361,789.935	8.54%	Record

LIFESTYLE MODERATE PORTFOLIO	A	EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	3,642,827.904	13.18%	Record

LIFESTYLE MODERATE PORTFOLIO	B	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	206,952.140	6.45%	Record

LIFESTYLE MODERATE PORTFOLIO	B	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	307,633.499	9.59%	Record

LIFESTYLE MODERATE PORTFOLIO	B	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	353,904.876	11.03%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
LIFESTYLE MODERATE PORTFOLIO	B	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	381,222.964	11.88%	Record

LIFESTYLE MODERATE PORTFOLIO	B	EDWARD D JONES & CO ATTN: MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	516,098.275	16.09%	Record

LIFESTYLE MODERATE PORTFOLIO	B	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	588,032.496	18.33%	Record

LIFESTYLE MODERATE PORTFOLIO	C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	1,045,825.397	5.07%	Record

LIFESTYLE MODERATE PORTFOLIO	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	1,480,042.624	7.18%	Record

LIFESTYLE MODERATE PORTFOLIO	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399- 0001	2,493,254.733	12.09%	Record

LIFESTYLE MODERATE PORTFOLIO	C	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7,336,932.195	35.59%	Record

LIFESTYLE MODERATE PORTFOLIO	R1	COUNSEL TRUST DBA MATC FBO HEARTLAND PHARMACY INC 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	37,535.073	5.54%	Record

LIFESTYLE MODERATE PORTFOLIO	R1	MID ATLANTIC TRUST COMPANY FBO HOUSING AUTHORITY OF THE CITY OF CHARLOTTE RETIREMENT PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	60,304.575	8.90%	Record

LIFESTYLE MODERATE PORTFOLIO	R1	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	187,864.687	27.74%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
LIFESTYLE MODERATE PORTFOLIO	R2	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	7,716.049	100.00%	Record

LIFESTYLE MODERATE PORTFOLIO	R3	MID ATLANTIC TRUSTCO FBO S & H CONSTRUCTION INC 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	41,682.800	5.41%	Record

LIFESTYLE MODERATE PORTFOLIO	R3	ORCHARD TRUSTCO TTEE FBO NISCAYAH INC 401K C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	49,366.907	6.41%	Record

LIFESTYLE MODERATE PORTFOLIO	R3	NFS LLC FEBO RELIANCE TRUSTCO TTEE E GLUCK CORP 401K PLAN 2910 THOMSON AVE LONG IS CITY NY 11101-2929	55,027.209	7.14%	Record

LIFESTYLE MODERATE PORTFOLIO	R4	NFS LLC FEBO JAMES ZIEGLER EUGENE JURIS TTEES GR EENWICH AEROGROUP INC RETPLAN SA VINGS 475 STEAMBOAT RD GREENWICH CT 06830-7144	57,473.715	6.36%	Record

LIFESTYLE MODERATE PORTFOLIO	R4	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	82,488.661	9.13%	Record

LIFESTYLE MODERATE PORTFOLIO	R4	AST CAPITAL TRUST OF DE TTEE FBO PINACLE ANESTHESIA CONSULTANTS PAC PO BOX 52129 PHOENIX AZ 85072-2129	85,001.710	9.40%	Record

LIFESTYLE MODERATE PORTFOLIO	R4	NFS LLC FEBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	104,959.290	11.61%	Record

LIFESTYLE MODERATE PORTFOLIO	R4	ORCHARD TRUSTCO TTEE EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	108,520.274	12.01%	Record

LIFESTYLE MODERATE PORTFOLIO	R5	COUNSEL TRUST DBA MATC FBO CHIEF EXECUTIVES ORGANIZATION 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	50,588.661	5.93%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
LIFESTYLE MODERATE PORTFOLIO	R5	WTRISC AS AGENT FBO EPLAN SERVICES INC GROUP TRUST PLAN A/C 061859-001 1 C/O MUTUAL FUNDS PO BOX 52129 PHOENIX AZ 85072-2129	72,874.174	8.54%	Record

LIFESTYLE MODERATE PORTFOLIO	R5	RELIANCE TRUSTCO FBO RAMCO INC PO BOX 48529 ATLANTA GA 30362-1529	74,194.663	8.69%	Beneficial

LIFESTYLE MODERATE PORTFOLIO	R5	TD AMERITRADE TRUST COMPANY HOUSE PO BOX 17748 DENVER CO 80217-0748	119,628.354	14.02%	Record

LIFESTYLE MODERATE PORTFOLIO	R5	ORCHARD TRUSTCO TTEE EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	127,343.510	14.92%	Record

LIFESTYLE MODERATE PORTFOLIO	R6	WTRISC AS AGENT FBO EPLAN GROUP TRUST A/C 061859-001 1 C/O MUTUAL FUNDS PO BOX 52129 PHOENIX AZ 85072-2129	1,049.150	11.60%	Record

LIFESTYLE MODERATE PORTFOLIO	R6	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	7,993.605	88.40%	Record

NATURAL RESOURCES FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	36,970.230	5.50%	Record

NATURAL RESOURCES FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	140,032.329	20.82%	Record

NATURAL RESOURCES FUND	I	DINGLE & CO PO BOX 75000 DETROIT MI 48275-3446	513,539.578	98.66%	Record

NATURAL RESOURCES FUND	R6	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	4,901.961	100.00%	Record

RETIREMENT CHOICES AT 2010 PORTFOLIO	R1	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	8,920.607	100.00%	Record

RETIREMENT CHOICES AT 2010 PORTFOLIO	R2	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	8,920.607	100.00%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
RETIREMENT CHOICES AT 2010 PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	9,124.088	100.00%	Record

RETIREMENT CHOICES AT 2010 PORTFOLIO	R6	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	8,920.607	100.00%	Record

RETIREMENT CHOICES AT 2015 PORTFOLIO	R1	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	8,880.995	100.00%	Record

RETIREMENT CHOICES AT 2015 PORTFOLIO	R2	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	8,880.995	100.00%	Record

RETIREMENT CHOICES AT 2015 PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	9,066.183	100.00%	Record

RETIREMENT CHOICES AT 2015 PORTFOLIO	R6	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	8,880.995	100.00%	Record

RETIREMENT CHOICES AT 2020 PORTFOLIO	R1	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	8,849.558	100.00%	Record

RETIREMENT CHOICES AT 2020 PORTFOLIO	R2	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	8,849.558	100.00%	Record

RETIREMENT CHOICES AT 2020 PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	8,984.726	100.00%	Record

RETIREMENT CHOICES AT 2020 PORTFOLIO	R6	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	8,849.558	100.00%	Record

RETIREMENT CHOICES AT 2025 PORTFOLIO	R1	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	8,857.396	100.00%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
RETIREMENT CHOICES AT 2025 PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	8,944.544	100.00%	Record

RETIREMENT CHOICES AT 2025 PORTFOLIO	R6	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	8,857.396	100.00%	Record

RETIREMENT CHOICES AT 2030 PORTFOLIO	R1	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	8,880.995	100.00%	Record

RETIREMENT CHOICES AT 2030 PORTFOLIO	R2	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	8,880.995	100.00%	Record

RETIREMENT CHOICES AT 2030 PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	8,920.607	100.00%	Record

RETIREMENT CHOICES AT 2030 PORTFOLIO	R6	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	8,880.995	100.00%	Record

RETIREMENT CHOICES AT 2035 PORTFOLIO	R1	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	8,880.995	100.00%	Record

RETIREMENT CHOICES AT 2035 PORTFOLIO	R2	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	8,880.995	100.00%	Record

RETIREMENT CHOICES AT 2035 PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	8,904.720	100.00%	Record

RETIREMENT CHOICES AT 2035 PORTFOLIO	R6	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	8,880.995	100.00%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
RETIREMENT CHOICES AT 2040 PORTFOLIO	R1	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	8,888.889	100.00%	Record

RETIREMENT CHOICES AT 2040 PORTFOLIO	R2	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	8,888.889	100.00%	Record

RETIREMENT CHOICES AT 2040 PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	8,904.720	100.00%	Record

RETIREMENT CHOICES AT 2040 PORTFOLIO	R6	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	8,888.889	100.00%	Record

RETIREMENT CHOICES AT 2045 PORTFOLIO	R1	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	8,888.889	100.00%	Record

RETIREMENT CHOICES AT 2045 PORTFOLIO	R2	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	8,888.889	100.00%	Record

RETIREMENT CHOICES AT 2045 PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	8,904.720	100.00%	Record

RETIREMENT CHOICES AT 2045 PORTFOLIO	R6	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	8,888.889	100.00%	Record

RETIREMENT CHOICES AT 2050 PORTFOLIO	R1	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	9,970.090	100.00%	Record

RETIREMENT CHOICES AT 2050 PORTFOLIO	R2	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	9,970.090	100.00%	Record

RETIREMENT CHOICES AT 2050 PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	10,000.000	100.00%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
RETIREMENT CHOICES AT 2050 PORTFOLIO	R6	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	9,970.090	100.00%	Record

RETIREMENT LIVING THROUGH 2010 PORTFOLIO	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	112,448.240	5.16%	Record

RETIREMENT LIVING THROUGH 2010 PORTFOLIO	R1	MG TRUST COMPANY CUST FBO TRULY GREEN SOLUTIONS LLC 700 17TH ST STE 300 DENVER CO 80202-3531	2,202.382	5.84%	Beneficial

RETIREMENT LIVING THROUGH 2010 PORTFOLIO	R1	MG TRUSTCO CUST FBO ROCKVILLE CENTRE UNION FREE SCHOOL 700 17TH ST STE 300 DENVER CO 80202-3531	2,409.569	6.39%	Beneficial

RETIREMENT LIVING THROUGH 2010 PORTFOLIO	R1	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	2,485.004	6.59%	Record

RETIREMENT LIVING THROUGH 2010 PORTFOLIO	R1	MG TRUST COMPANY CUST FBO LANDMARK PARKING, INC 700 17TH ST STE 300 DENVER CO 80202-3531	2,651.191	7.03%	Beneficial

RETIREMENT LIVING THROUGH 2010 PORTFOLIO	R1	MG TRUSTCO CUST FBO ALUMALINE CORP OF AMERICA 401K 700 17TH ST STE 300 DENVER CO 80202-3531	2,712.408	7.19%	Record

RETIREMENT LIVING THROUGH 2010 PORTFOLIO	R1	MG TRUST COMPANY CUST FBO CUMMINGS HEALTH CARE FACILITY INC 700 17TH ST STE 300 DENVER CO 80202-3531	3,499.137	9.28%	Beneficial

RETIREMENT LIVING THROUGH 2010 PORTFOLIO	R1	ALERUS FINANCIAL FBO XENOTRAN CORP 401K PLAN PO BOX 64535 SAINT PAUL MN 55164-0535	4,883.434	12.95%	Record

RETIREMENT LIVING THROUGH 2010 PORTFOLIO	R1	COUNSEL TRUST DBA MATC FBO WOODWORKER’S SHOP INC EMPLOYEE 401 K PROFIT SHARING PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5,021.915	13.31%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
RETIREMENT LIVING THROUGH 2010 PORTFOLIO	R1	COUNSEL TRUST DBA MATC FBO HARVARD MANAGEMENT SOLUTIONS 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5,499.172	14.58%	Record

RETIREMENT LIVING THROUGH 2010 PORTFOLIO	R2	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	10,131.712	100.00%	Record

RETIREMENT LIVING THROUGH 2010 PORTFOLIO	R3	TOM CARMODY FBO MID- ATLANTIC EQUINE MEDICAL CE 401K PSP & TRUST PO BOX 188 RINGOES NJ 08551-0188	10,139.594	5.80%	Record

RETIREMENT LIVING THROUGH 2010 PORTFOLIO	R3	MG TRUSTCO TTEE ANDERSON AUTOMOTIVE GROUP 700 17TH ST STE 300 DENVER CO 80202-3531	14,303.298	8.18%	Beneficial

RETIREMENT LIVING THROUGH 2010 PORTFOLIO	R3	DANIEL D WHITAKER FBO CAREY O MALLEY WHITAKER 401 K PROFIT SHARING PLAN & TRUST & MULLER 712 S OREGON AVE TAMPA FL 33606	18,375.715	10.50%	Record

RETIREMENT LIVING THROUGH 2010 PORTFOLIO	R3	MG TRUST COMPANY CUST FBO ETTIE LEE YOUTH AND FAMILY SERVICE 700 17TH ST STE 300 DENVER CO 80202-3531	38,256.223	21.87%	Beneficial

RETIREMENT LIVING THROUGH 2010 PORTFOLIO	R3	MG TRUSTCO CUST FBO IMPAQ INTERNATIONAL LLC 700 17TH ST STE 300 DENVER CO 80202-3531	51,919.352	29.68%	Beneficial

RETIREMENT LIVING THROUGH 2010 PORTFOLIO	R4	MG TRUSTCO CUST FBO GRISHAM FAST FOODS INC 700 17TH ST STE 300 DENVER CO 80202-3531	4,213.671	10.41%	Beneficial

RETIREMENT LIVING THROUGH 2010 PORTFOLIO	R4	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	34,557.265	85.36%	Record

RETIREMENT LIVING THROUGH 2010 PORTFOLIO	R5	FRONTIER TRUSTCO FBO CHADWICK-BAROSS INC SAVINGS & PS 213823 PO BOX 10758 FARGO ND 58106-0758	57,090.932	12.52%	Record

RETIREMENT LIVING THROUGH 2010 PORTFOLIO	R5	NFS LLC FEBO DALE S HURD TTEE ALL-TEX PIPE & SUPPLY 401K PS 9743 BROCKBANK DR DALLAS TX 75220-2926	73,035.392	16.02%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
RETIREMENT LIVING THROUGH 2010 PORTFOLIO	R5	FRONTIER TRUSTCO FBO WILLCARE 401K PLAN 211949 PO BOX 10758 FARGO ND 58106-0758	74,445.667	16.33%	Record

RETIREMENT LIVING THROUGH 2010 PORTFOLIO	R5	FRONTIER TRUSTCO FBO BYK GARDNER USA 401K PLAN 215282 PO BOX 10758 FARGO ND 58106-0758	97,936.000	21.48%	Record

RETIREMENT LIVING THROUGH 2010 PORTFOLIO	R5	FRONTIER TRUSTCO FBO EVANS BANK N A EMPLOYEES SAVINGS 211405 PO BOX 10758 FARGO ND 58106-0758	119,427.643	26.19%	Record

RETIREMENT LIVING THROUGH 2010 PORTFOLIO	R6	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	10,416.667	100.00%	Record

RETIREMENT LIVING THROUGH 2015 PORTFOLIO	A	FRONTIER TRUST COMPANY FBO LAKE SUNAPEE BANK PROFIT SHARING ST 213007 PO BOX 10758 FARGO ND 58106-0758	255,241.553	8.07%	Record

RETIREMENT LIVING THROUGH 2015 PORTFOLIO	R1	MG TRUSTCO CUST FBO A&A GLOBAL INDUSTRIES 700 17TH ST STE 300 DENVER CO 80202-3531	6,765.077	5.04%	Beneficial

RETIREMENT LIVING THROUGH 2015 PORTFOLIO	R1	MG TRUSTCO TTEE JANTEK EMPLOYEE 700 17TH ST STE 300 DENVER CO 80202-3531	7,830.727	5.84%	Beneficial

RETIREMENT LIVING THROUGH 2015 PORTFOLIO	R1	MG TRUST COMPANY CUST FBO MACKLIN & CO LLC 700 17TH ST STE 300 DENVER CO 80202-3531	9,004.013	6.71%	Beneficial

RETIREMENT LIVING THROUGH 2015 PORTFOLIO	R1	MG TRUSTCO CUST FBO E F ALVAREZ & CO P A EMP 700 17TH ST STE 300 DENVER CO 80202-3531	9,263.310	6.90%	Record

RETIREMENT LIVING THROUGH 2015 PORTFOLIO	R1	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	11,828.479	8.82%	Record

RETIREMENT LIVING THROUGH 2015 PORTFOLIO	R1	FRONTIER TRUSTCO FBO ACKCO INC 401K PLAN 213081 PO BOX 10758 FARGO ND 58106-0758	28,102.308	20.94%	Record

RETIREMENT LIVING THROUGH 2015 PORTFOLIO	R2	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	10,245.902	100.00%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
RETIREMENT LIVING THROUGH 2015 PORTFOLIO	R3	MG TRUSTCO CUST FBO EMW INC 700 17TH ST STE 300 DENVER CO 80202-3531	30,195.867	5.47%	Beneficial

RETIREMENT LIVING THROUGH 2015 PORTFOLIO	R3	MG TRUSTCO CUST FBO IMPAQ INTERNATIONAL LLC 700 17TH ST STE 300 DENVER CO 80202-3531	40,580.103	7.35%	Beneficial

RETIREMENT LIVING THROUGH 2015 PORTFOLIO	R3	MG TRUSTCO TTEE ANDERSON AUTOMOTIVE GROUP 700 17TH ST STE 300 DENVER CO 80202-3531	41,156.861	7.45%	Beneficial

RETIREMENT LIVING THROUGH 2015 PORTFOLIO	R3	TOM CARMODY FBO MID- ATLANTIC EQUINE MEDICAL CE 401K PSP & TRUST PO BOX 188 RINGOES NJ 08551-0188	43,361.938	7.85%	Record

RETIREMENT LIVING THROUGH 2015 PORTFOLIO	R3	MG TRUSTCO CUST FBO CELEBRIE VETERINARY HOSPITAL 700 17TH ST STE 300 DENVER CO 80202-3531	53,936.147	9.77%	Beneficial

RETIREMENT LIVING THROUGH 2015 PORTFOLIO	R3	MG TRUSTCO CUST FBO DRS BRANOFF & KRESS P A 401K 700 17TH ST STE 300 DENVER CO 80202-3531	167,400.978	30.31%	Record

RETIREMENT LIVING THROUGH 2015 PORTFOLIO	R4	MG TRUSTCO CUST FBO GRISHAM FAST FOODS INC 700 17TH ST STE 300 DENVER CO 80202-3531	409.544	5.96%	Beneficial

RETIREMENT LIVING THROUGH 2015 PORTFOLIO	R4	MG TRUST COMPANY CUST FBO HUNTSVILLE MEDICAL PRODUCTS LLC 700 17TH ST STE 300 DENVER CO 80202-3531	571.261	8.31%	Beneficial

RETIREMENT LIVING THROUGH 2015 PORTFOLIO	R4	MG TRUST COMPANY CUST FBO DR. BRUCE BARR, DMD 700 17TH ST STE 300 DENVER CO 80202-3531	597.157	8.69%	Beneficial

RETIREMENT LIVING THROUGH 2015 PORTFOLIO	R4	COUNSEL TRUST DBA MATC FBO CLERMONT MEDICAL CENTER 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	2,261.073	32.89%	Record

RETIREMENT LIVING THROUGH 2015 PORTFOLIO	R4	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,626.188	38.20%	Record

RETIREMENT LIVING THROUGH 2015 PORTFOLIO	R5	FRONTIER TRUSTCO FBO CUSTOM ENGINEERED WHEELS INC 401 PSP FRONTIER TRUSTCO PO BOX 10577 FARGO ND 58106-0577	29,862.283	5.51%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
RETIREMENT LIVING THROUGH 2015 PORTFOLIO	R5	ORCHARD TRUSTCO TTEE EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	45,789.429	8.45%	Record

RETIREMENT LIVING THROUGH 2015 PORTFOLIO	R5	FRONTIER TRUSTCO FBO WILLCARE 401K PLAN 211949 PO BOX 10758 FARGO ND 58106-0758	67,911.810	12.54%	Record

RETIREMENT LIVING THROUGH 2015 PORTFOLIO	R5	FRONTIER TRUSTCO FBO EVANS BANK N A EMPLOYEES SAVINGS 211405 PO BOX 10758 FARGO ND 58106-0758	87,341.414	16.12%	Record

RETIREMENT LIVING THROUGH 2015 PORTFOLIO	R5	FRONTIER TRUSTCO FBO BYK GARDNER USA 401K PLAN 215282 PO BOX 10758 FARGO ND 58106-0758	92,981.881	17.16%	Record

RETIREMENT LIVING THROUGH 2015 PORTFOLIO	R5	FRONTIER TRUSTCO FBO IRISH PROPANE & IRISH WELDING CORP 215222 PO BOX 10758 FARGO ND 58106-0758	125,280.681	23.12%	Beneficial

RETIREMENT LIVING THROUGH 2015 PORTFOLIO	R6	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	10,638.298	100.00%	Record

RETIREMENT LIVING THROUGH 2020 PORTFOLIO	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	205,850.331	5.45%	Record

RETIREMENT LIVING THROUGH 2020 PORTFOLIO	R1	JAMES DELOACH DEFAULT CONSULTING INC 401K PSP & TRUST 3185 S CONWAY RD STE E ORLANDO FL 32812-7315	14,731.367	5.20%	Record

RETIREMENT LIVING THROUGH 2020 PORTFOLIO	R1	UBATCO & TTEE FBO CENTERPOINT INC 403B RP PO BOX 82535 LINCOLN NE 68501-2535	15,288.956	5.40%	Record

RETIREMENT LIVING THROUGH 2020 PORTFOLIO	R1	MG TRUST COMPANY CUST FBO COUNTY PROPANE LLC 700 17TH ST STE 300 DENVER CO 80202-3531	18,918.032	6.68%	Beneficial

RETIREMENT LIVING THROUGH 2020 PORTFOLIO	R1	FRONTIER TRUSTCO FBO TISDEL ASSOCIATES 401K SALARY RED 209768 PO BOX 10758 FARGO ND 58106-0758	18,988.828	6.71%	Record

RETIREMENT LIVING THROUGH 2020 PORTFOLIO	R1	COUNSEL TRUST DBA MATC FBO WOODWORKER’S SHOP INC EMPLOYEE 401 K PROFIT SHARING PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	20,121.825	7.11%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
RETIREMENT LIVING THROUGH 2020 PORTFOLIO	R1	MG TRUSTCO CUST FBO DOUBLE D BOLT 401K PS 700 17TH ST STE 300 DENVER CO 80202-3531	30,371.795	10.73%	Record

RETIREMENT LIVING THROUGH 2020 PORTFOLIO	R1	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	65,918.926	23.28%	Record

RETIREMENT LIVING THROUGH 2020 PORTFOLIO	R2	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	10,141.988	100.00%	Record

RETIREMENT LIVING THROUGH 2020 PORTFOLIO	R3	RELIANCE TRUST COMPANY FBO NORTH OLMSTED PO BOX 48529 ATLANTA GA 30362-1529	24,642.967	5.47%	Beneficial

RETIREMENT LIVING THROUGH 2020 PORTFOLIO	R3	ARVIND K DAS MD FBO UNIVERSITY PULMONARY & SLEEP 401K PSP & TRUST 81 VERONICA AVE STE 201 SOMERSET NJ 08873-3491	25,760.031	5.72%	Record

RETIREMENT LIVING THROUGH 2020 PORTFOLIO	R3	MG TRUST COMPANY CUST FBO ETTIE LEE YOUTH AND FAMILY SERVICE 700 17TH ST STE 300 DENVER CO 80202-3531	31,308.368	6.95%	Beneficial

RETIREMENT LIVING THROUGH 2020 PORTFOLIO	R3	MG TRUSTCO CUST FBO CONTRACT CONSTRUCTION INC 700 17TH ST STE 300 DENVER CO 80202-3531	38,638.793	8.58%	Beneficial

RETIREMENT LIVING THROUGH 2020 PORTFOLIO	R3	COUNSEL TRUST DBA MATC FBO CORTESE DODGE INC 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	77,162.737	17.14%	Record

RETIREMENT LIVING THROUGH 2020 PORTFOLIO	R4	MG TRUSTCO CUST FBO STILLWATER ISD # 834 403 B PLAN 700 17TH ST STE 300 DENVER CO 80202-3531	3,512.313	5.08%	Record

RETIREMENT LIVING THROUGH 2020 PORTFOLIO	R4	MG TRUST COMPANY CUST FBO GOLF CLUB OF GEORGIA 700 17TH ST STE 300 DENVER CO 80202-3531	5,562.567	8.04%	Beneficial

RETIREMENT LIVING THROUGH 2020 PORTFOLIO	R4	DWS TRUST CO TTEE SEATTLE METROPOLITAN CREDIT UNION 401K PLAN PO BOX 1757 SALEM NH 03079-1143	27,001.889	39.03%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
RETIREMENT LIVING THROUGH 2020 PORTFOLIO	R4	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	32,420.924	46.86%	Record

RETIREMENT LIVING THROUGH 2020 PORTFOLIO	R5	NFS LLC FEBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	62,172.999	6.15%	Record

RETIREMENT LIVING THROUGH 2020 PORTFOLIO	R5	FRONTIER TRUSTCO FBO BYK GARDNER USA 401K PLAN 215282 PO BOX 10758 FARGO ND 58106-0758	80,258.811	7.93%	Record

RETIREMENT LIVING THROUGH 2020 PORTFOLIO	R5	FRONTIER TRUSTCO FBO CHADWICK-BAROSS INC SAVINGS & PS 213823 PO BOX 10758 FARGO ND 58106-0758	81,374.625	8.05%	Record

RETIREMENT LIVING THROUGH 2020 PORTFOLIO	R5	NFS LLC FEBO DALE S HURD TTEE ALL-TEX PIPE & SUPPLY 401K PS 9743 BROCKBANK DR DALLAS TX 75220-2926	103,401.714	10.22%	Record

RETIREMENT LIVING THROUGH 2020 PORTFOLIO	R5	ORCHARD TRUSTCO TTEE EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	115,593.575	11.43%	Record

RETIREMENT LIVING THROUGH 2020 PORTFOLIO	R5	FRONTIER TRUSTCO FBO WILLCARE 401K PLAN 211949 PO BOX 10758 FARGO ND 58106-0758	128,584.399	12.71%	Record

RETIREMENT LIVING THROUGH 2020 PORTFOLIO	R5	FRONTIER TRUSTCO FBO IRISH PROPANE & IRISH WELDING CORP 215222 PO BOX 10758 FARGO ND 58106-0758	130,198.358	12.87%	Beneficial

RETIREMENT LIVING THROUGH 2020 PORTFOLIO	R5	FRONTIER TRUSTCO FBO EVANS BANK N A EMPLOYEES SAVINGS 211405 PO BOX 10758 FARGO ND 58106-0758	176,356.600	17.44%	Record

RETIREMENT LIVING THROUGH 2020 PORTFOLIO	R6	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	10,638.298	100.00%	Record

RETIREMENT LIVING THROUGH 2025 PORTFOLIO	R1	DWS TRUST CO TTEE THE FIRST NATIONAL BANK OF ELME PO BOX 1757 SALEM NH 03079-1143	15,147.691	5.64%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
RETIREMENT LIVING THROUGH 2025 PORTFOLIO	R1	FRONTIER TRUSTCO FBO ACKCO INC 401K PLAN 213081 PO BOX 10758 FARGO ND 58106-0758	17,666.397	6.58%	Record

RETIREMENT LIVING THROUGH 2025 PORTFOLIO	R1	FRONTIER TRUST CO FBO CREW SYSTEMS CORP 401K PLAN PO BOX 10758 FARGO ND 58106-0758	17,767.407	6.62%	Record

RETIREMENT LIVING THROUGH 2025 PORTFOLIO	R1	MG TRUSTCO CUST FBO ADVANCED FIRE PROTECTION SYSTEMS 700 17TH ST STE 300 DENVER CO 80202-3531	23,130.704	8.62%	Beneficial

RETIREMENT LIVING THROUGH 2025 PORTFOLIO	R1	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	50,647.349	18.87%	Record

RETIREMENT LIVING THROUGH 2025 PORTFOLIO	R1	MG TRUSTCO CUST FBO A&A GLOBAL INDUSTRIES 700 17TH ST STE 300 DENVER CO 80202-3531	53,407.115	19.90%	Beneficial

RETIREMENT LIVING THROUGH 2025 PORTFOLIO	R2	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	10,193.680	100.00%	Record

RETIREMENT LIVING THROUGH 2025 PORTFOLIO	R3	COUNSEL TRUST DBA MID ATLANTIC TRUSTCO FBO NANOSCALE CORP 401K PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	21,076.047	5.70%	Record

RETIREMENT LIVING THROUGH 2025 PORTFOLIO	R3	MG TRUSTCO TTEE ANDERSON AUTOMOTIVE GROUP 700 17TH ST STE 300 DENVER CO 80202-3531	22,236.615	6.01%	Beneficial

RETIREMENT LIVING THROUGH 2025 PORTFOLIO	R3	RELIANCE TRUST FBO CVP SYSTEMS 401K PO BOX 48529 ATLANTA GA 30362-1529	26,951.316	7.29%	Record

RETIREMENT LIVING THROUGH 2025 PORTFOLIO	R3	MG TRUST COMPANY CUST FBO ETTIE LEE YOUTH AND FAMILY SERVICE 700 17TH ST STE 300 DENVER CO 80202-3531	34,479.836	9.32%	Beneficial

RETIREMENT LIVING THROUGH 2025 PORTFOLIO	R3	MG TRUSTCO CUST FBO IMPAQ INTERNATIONAL LLC 700 17TH ST STE 300 DENVER CO 80202-3531	34,947.244	9.45%	Beneficial

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
RETIREMENT LIVING THROUGH 2025 PORTFOLIO	R3	MG TRUSTCO CUST FBO RENAISSANCE ELECTRONICS CORP 700 17TH ST STE 300 DENVER CO 80202-3531	35,259.204	9.53%	Beneficial

RETIREMENT LIVING THROUGH 2025 PORTFOLIO	R3	COUNSEL TRUST DBA MATC FBO CORTESE DODGE INC 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	78,582.135	21.25%	Record

RETIREMENT LIVING THROUGH 2025 PORTFOLIO	R4	MG TRUSTCO CUST FBO IRON MOUNTAIN SOLUTIONS INC 700 17TH ST STE 300 DENVER CO 80202-3531	8,241.683	5.76%	Beneficial

RETIREMENT LIVING THROUGH 2025 PORTFOLIO	R4	COUNSEL TRUST DBA MATC FBO PRESTONCREST CHURCH OF CHRIST 403 B PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	8,633.024	6.03%	Record

RETIREMENT LIVING THROUGH 2025 PORTFOLIO	R4	MID ATLANTIC TRUSTCO FBO PRECLINICAL DATA SYSTEMS INC 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	10,045.190	7.02%	Record

RETIREMENT LIVING THROUGH 2025 PORTFOLIO	R4	MID ATLANTIC TRUSTCO FBO CENTRO MEDICO IBERO AMERICANO 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	23,813.254	16.64%	Record

RETIREMENT LIVING THROUGH 2025 PORTFOLIO	R4	COUNSEL TRUST DBA MATC FBO CLERMONT MEDICAL CENTER 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	26,670.393	18.64%	Record

RETIREMENT LIVING THROUGH 2025 PORTFOLIO	R4	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	52,532.145	36.71%	Record

RETIREMENT LIVING THROUGH 2025 PORTFOLIO	R5	FRONTIER TRUSTCO FBO CHADWICK-BAROSS INC SAVINGS & PS 213823 PO BOX 10758 FARGO ND 58106-0758	45,847.603	5.22%	Record

RETIREMENT LIVING THROUGH 2025 PORTFOLIO	R5	FRONTIER TRUSTCO FBO IRISH PROPANE & IRISH WELDING CORP 215222 PO BOX 10758 FARGO ND 58106-0758	64,186.319	7.31%	Beneficial

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
RETIREMENT LIVING THROUGH 2025 PORTFOLIO	R5	FRONTIER TRUSTCO FBO BYK GARDNER USA 401K PLAN 215282 PO BOX 10758 FARGO ND 58106-0758	154,379.917	17.58%	Record

RETIREMENT LIVING THROUGH 2025 PORTFOLIO	R5	FRONTIER TRUSTCO FBO WILLCARE 401K PLAN 211949 PO BOX 10758 FARGO ND 58106-0758	169,983.769	19.35%	Record

RETIREMENT LIVING THROUGH 2025 PORTFOLIO	R5	FRONTIER TRUSTCO FBO EVANS BANK N A EMPLOYEES SAVINGS 211405 PO BOX 10758 FARGO ND 58106-0758	271,806.578	30.95%	Record

RETIREMENT LIVING THROUGH 2025 PORTFOLIO	R6	MG TRUST COMPANY CUST FBO SUMMIT BANCORP INC 700 17TH ST STE 300 DENVER CO 80202-3531	9,034.068	45.55%	Beneficial

RETIREMENT LIVING THROUGH 2025 PORTFOLIO	R6	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	10,799.136	54.45%	Record

RETIREMENT LIVING THROUGH 2030 PORTFOLIO	A	FRONTIER TRUST COMPANY FBO LAKE SUNAPEE BANK PROFIT SHARING ST 213007 PO BOX 10758 FARGO ND 58106-0758	173,404.656	5.30%	Record

RETIREMENT LIVING THROUGH 2030 PORTFOLIO	R1	FRONTIER TRUSTCO FBO TISDEL ASSOCIATES 401K SALARY RED 209768 PO BOX 10758 FARGO ND 58106-0758	19,461.522	6.95%	Record

RETIREMENT LIVING THROUGH 2030 PORTFOLIO	R1	MG TRUST COMPANY CUST FBO SEATREPID LOUISIANA, L.L.C. 700 17TH ST STE 300 DENVER CO 80202-3531	20,164.066	7.20%	Beneficial

RETIREMENT LIVING THROUGH 2030 PORTFOLIO	R1	MG TRUST COMPANY CUST FBO WEBER PARTNERS LTD 700 17TH ST STE 300 DENVER CO 80202-3531	23,670.032	8.45%	Beneficial

RETIREMENT LIVING THROUGH 2030 PORTFOLIO	R1	MG TRUST COMPANY CUST FBO EDELL, SHAPIRO & FINNAN, LLC RETIRE 700 17TH ST STE 300 DENVER CO 80202-3531	37,638.677	13.44%	Beneficial

RETIREMENT LIVING THROUGH 2030 PORTFOLIO	R1	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	38,446.902	13.73%	Record

RETIREMENT LIVING THROUGH 2030 PORTFOLIO	R2	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	10,204.082	100.00%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
RETIREMENT LIVING THROUGH 2030 PORTFOLIO	R3	ORCHARD TRUSTCO FBO EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	18,131.140	5.66%	Record

RETIREMENT LIVING THROUGH 2030 PORTFOLIO	R3	MG TRUST COMPANY CUST FBO ETTIE LEE YOUTH AND FAMILY SERVICE 700 17TH ST STE 300 DENVER CO 80202-3531	18,874.653	5.89%	Beneficial

RETIREMENT LIVING THROUGH 2030 PORTFOLIO	R3	HARRIS MILLER FBO CAREER COLLEGE ASSOCIATION 401K PSP & TRUST 1101 CONNECTICUT AVE NW STE 900 WASHINGTON DC 20036-4346	20,455.321	6.38%	Record

RETIREMENT LIVING THROUGH 2030 PORTFOLIO	R3	MG TRUST COMPANY CUST. FBO DJB CONTRACTING, INC. 700 17TH ST STE 300 DENVER CO 80202-3531	21,583.392	6.74%	Beneficial

RETIREMENT LIVING THROUGH 2030 PORTFOLIO	R3	MG TRUSTCO TTEE WEINMAN/SUNNYS 700 17TH ST STE 300 DENVER CO 80202-3531	23,112.277	7.21%	Beneficial

RETIREMENT LIVING THROUGH 2030 PORTFOLIO	R3	COUNSEL TRUST DBA MATC FBO CORTESE DODGE INC 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	73,500.369	22.94%	Record

RETIREMENT LIVING THROUGH 2030 PORTFOLIO	R3	DWS TRUST CO TTEE SEATTLE METROPOLITAN CREDIT UNION 401K PLAN PO BOX 1757 SALEM NH 03079-1143	21,710.439	42.79%	Record

RETIREMENT LIVING THROUGH 2030 PORTFOLIO	R4	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5,048.267	9.95%	Record

RETIREMENT LIVING THROUGH 2030 PORTFOLIO	R4	FRONTIER TRUSTCO FBO SHELTER CORP 401K PLAN 20 # 871 PO BOX 10758 FARGO ND 58106-0758	6,177.747	12.18%	Record

RETIREMENT LIVING THROUGH 2030 PORTFOLIO	R4	COUNSEL TRUST DBA MATC FBO CLERMONT MEDICAL CENTER 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	6,331.261	12.48%	Record

RETIREMENT LIVING THROUGH 2030 PORTFOLIO	R4	COUNSEL TRUST DBA MATC FBO PRESTONCREST CHURCH OF CHRIST 403 B PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	6,407.971	12.63%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
RETIREMENT LIVING THROUGH 2030 PORTFOLIO	R5	ORCHARD TRUSTCO TTEE EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	58,204.888	8.44%	Record

RETIREMENT LIVING THROUGH 2030 PORTFOLIO	R5	FRONTIER TRUSTCO FBO IRISH PROPANE & IRISH WELDING CORP 215222 PO BOX 10758 FARGO ND 58106-0758	63,531.684	9.22%	Beneficial

RETIREMENT LIVING THROUGH 2030 PORTFOLIO	R5	CHARLES SCHWAB TRUST CO CUST CURTIS STEEL COMPANY EMPL 401 K PSP 205589 211 MAIN ST FL 14 SAN FRANCISCO CA 94105-1965	70,088.342	10.17%	Record

RETIREMENT LIVING THROUGH 2030 PORTFOLIO	R5	FRONTIER TRUSTCO FBO CHADWICK-BAROSS INC SAVINGS & PS 213823 PO BOX 10758 FARGO ND 58106-0758	84,653.025	12.28%	Record

RETIREMENT LIVING THROUGH 2030 PORTFOLIO	R5	FRONTIER TRUSTCO FBO BYK GARDNER USA 401K PLAN 215282 PO BOX 10758 FARGO ND 58106-0758	89,575.673	13.00%	Record

RETIREMENT LIVING THROUGH 2030 PORTFOLIO	R5	FRONTIER TRUSTCO FBO EVANS BANK N A EMPLOYEES SAVINGS 211405 PO BOX 10758 FARGO ND 58106-0758	132,177.364	19.18%	Record

RETIREMENT LIVING THROUGH 2030 PORTFOLIO	R5	FRONTIER TRUSTCO FBO WILLCARE 401K PLAN 211949 PO BOX 10758 FARGO ND 58106-0758	145,173.884	21.06%	Record

RETIREMENT LIVING THROUGH 2030 PORTFOLIO	R6	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	10,869.565	100.00%	Record

RETIREMENT LIVING THROUGH 2035 PORTFOLIO	A	MG TRUST COMPANY CUST FBO CHIROPRACTIC CENTER OF HOUSTON 700 17TH ST STE 300 DENVER CO 80202-3531	15,749.535	6.36%	Beneficial

RETIREMENT LIVING THROUGH 2035 PORTFOLIO	A	KENNETH LESS FBO GP 50 NEW YORK LTD 401K PSP & TRUST 2770 LONG RD GRAND ISLAND NY 14072-1223	16,500.029	6.66%	Record

RETIREMENT LIVING THROUGH 2035 PORTFOLIO	A	MG TRUST COMPANY CUST FBO REED TYLER LLC 700 17TH ST STE 300 DENVER CO 80202-3531	16,500.022	6.66%	Beneficial

RETIREMENT LIVING THROUGH 2035 PORTFOLIO	A	MG TRUSTCO CUST FBO DOUBLE D BOLT 401K PS 700 17TH ST STE 300 DENVER CO 80202-3531	25,553.428	10.31%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
RETIREMENT LIVING THROUGH 2035 PORTFOLIO	R1	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	65,445.324	26.41%	Record

RETIREMENT LIVING THROUGH 2035 PORTFOLIO	R2	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	10,040.161	100.00%	Record

RETIREMENT LIVING THROUGH 2035 PORTFOLIO	R3	COUNSEL TRUST DBA MATC FBO K2A LLC 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	16,719.109	6.97%	Record

RETIREMENT LIVING THROUGH 2035 PORTFOLIO	R3	MG TRUSTCO CUST FBO CONTRACT CONSTRUCTION INC 700 17TH ST STE 300 DENVER CO 80202-3531	17,051.368	7.11%	Beneficial

RETIREMENT LIVING THROUGH 2035 PORTFOLIO	R3	COUNSEL TRUST DBA MATC FBO CORTESE DODGE INC 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	22,102.883	9.21%	Record

RETIREMENT LIVING THROUGH 2035 PORTFOLIO	R3	MG TRUSTCO CUST FBO IMPAQ INTERNATIONAL LLC 700 17TH ST STE 300 DENVER CO 80202-3531	24,157.608	10.07%	Beneficial

RETIREMENT LIVING THROUGH 2035 PORTFOLIO	R3	TOM CARMODY FBO MID-ATLANTIC EQUINE MEDICAL CE 401K PSP & TRUST PO BOX 188 RINGOES NJ 08551-0188	38,311.861	15.97%	Record

RETIREMENT LIVING THROUGH 2035 PORTFOLIO	R4	GARY TREPTE FBO PRODUCTION TOOL & MANUFACTURING 401 K PROFIT SHARING PLAN & TRUST 16240 SE 72ND AVE PORTLAND OR 97224	10,825.143	9.40%	Record

RETIREMENT LIVING THROUGH 2035 PORTFOLIO	R4	MG TRUST COMPANY CUST FBO HUNTSVILLE MEDICAL PRODUCTS LLC 700 17TH ST STE 300 DENVER CO 80202-3531	11,758.618	10.21%	Beneficial

RETIREMENT LIVING THROUGH 2035 PORTFOLIO	R4	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	84,693.205	73.52%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
RETIREMENT LIVING THROUGH 2035 PORTFOLIO	R5	MID ATLANTIC TRUSTCO FBO LIBERTY GROUP HOLDINGS 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	18,528.851	5.21%	Record

RETIREMENT LIVING THROUGH 2035 PORTFOLIO	R5	RELIANCE TRUSTCO FBO REFLEXIS PO BOX 48529 ATLANTA GA 30362-1529	23,558.784	6.62%	Beneficial

RETIREMENT LIVING THROUGH 2035 PORTFOLIO	R5	FRONTIER TRUSTCO FBO IRISH PROPANE & IRISH WELDING CORP 215222 PO BOX 10758 FARGO ND 58106-0758	25,480.713	7.17%	Beneficial

RETIREMENT LIVING THROUGH 2035 PORTFOLIO	R5	ORCHARD TRUSTCO TTEE EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	41,595.879	11.70%	Record

RETIREMENT LIVING THROUGH 2035 PORTFOLIO	R5	FRONTIER TRUSTCO FBO BYK GARDNER USA 401K PLAN 215282 PO BOX 10758 FARGO ND 58106-0758	66,515.011	18.70%	Record

RETIREMENT LIVING THROUGH 2035 PORTFOLIO	R5	FRONTIER TRUSTCO FBO EVANS BANK N A EMPLOYEES SAVINGS 211405 PO BOX 10758 FARGO ND 58106-0758	76,209.125	21.43%	Record

RETIREMENT LIVING THROUGH 2035 PORTFOLIO	R5	FRONTIER TRUSTCO FBO WILLCARE 401K PLAN 211949 PO BOX 10758 FARGO ND 58106-0758	76,403.137	21.48%	Record

RETIREMENT LIVING THROUGH 2035 PORTFOLIO	R6	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	10,741.139	100.00%	Record

RETIREMENT LIVING THROUGH 2040 PORTFOLIO	R1	MG TRUSTCO CUST FBO A&A GLOBAL INDUSTRIES 700 17TH ST STE 300 DENVER CO 80202-3531	15,391.493	8.22%	Beneficial

RETIREMENT LIVING THROUGH 2040 PORTFOLIO	R1	MG TRUSTCO CUST FBO ADVANCED FIRE PROTECTION SYSTEMS 700 17TH ST STE 300 DENVER CO 80202-3531	20,247.347	10.81%	Beneficial

RETIREMENT LIVING THROUGH 2040 PORTFOLIO	R1	MG TRUSTCO CUST FBO BECKER FAMILY DENTAL PC 700 17TH ST STE 300 DENVER CO 80202-3531	20,995.603	11.21%	Beneficial

RETIREMENT LIVING THROUGH 2040 PORTFOLIO	R1	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	27,739.239	14.81%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
RETIREMENT LIVING THROUGH 2040 PORTFOLIO	R1	FRONTIER TRUSTCO FBO TISDEL ASSOCIATES 401K SALARY RED 209768 PO BOX 10758 FARGO ND 58106-0758	31,013.538	16.56%	Record

RETIREMENT LIVING THROUGH 2040 PORTFOLIO	R2	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	10,080.645	100.00%	Record

RETIREMENT LIVING THROUGH 2040 PORTV	R3	MG TRUST COMPANY CUST. FBO DJB CONTRACTING, INC. 700 17TH ST STE 300 DENVER CO 80202-3531	15,622.107	5.56%	Beneficial

RETIREMENT LIVING THROUGH 2040 PORTFOLIO	R3	MG TRUST COMPANY CUST FBO ETTIE LEE YOUTH AND FAMILY SERVICE 700 17TH ST STE 300 DENVER CO 80202-3531	21,004.852	7.48%	Beneficial

RETIREMENT LIVING THROUGH 2040 PORTFOLIO	R3	TOM CARMODY FBO MID-ATLANTIC EQUINE MEDICAL CE 401K PSP & TRUST PO BOX 188 RINGOES NJ 08551-0188	28,460.435	10.13%	Record

RETIREMENT LIVING THROUGH 2040 PORTFOLIO	R3	ORCHARD TRUSTCO FBO EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	32,930.417	11.73%	Record

RETIREMENT LIVING THROUGH 2040 PORTFOLIO	R3	RELIANCE TRUST COMPANY FBO NORTH OLMSTED PO BOX 48529 ATLANTA GA 30362-1529	33,210.706	11.83%	Beneficial

RETIREMENT LIVING THROUGH 2040 PORTFOLIO	R3	MG TRUSTCO CUST FBO IMPAQ INTERNATIONAL LLC 700 17TH ST STE 300 DENVER CO 80202-3531	58,751.898	20.92%	Beneficial

RETIREMENT LIVING THROUGH 2040 PORTFOLIO	R4	ANDREW S WILLIAMS FBO APWMLE 401K PLAN 805 S WHEATLEY ST STE 600 RIDGELAND MS 39157-5005	3,221.867	6.31%	Record

RETIREMENT LIVING THROUGH 2040 PORTFOLIO	R4	MG TRUST COMPANY CUST FBO HUDSON REALTY CAPITAL LLC 700 17TH ST STE 300 DENVER CO 80202-3531	3,913.029	7.66%	Beneficial

RETIREMENT LIVING THROUGH 2040 PORTFOLIO	R4	FRONTIER TRUSTCO FBO SHELTER CORP 401K PLAN 20 # 871 PO BOX 10758 FARGO ND 58106-0758	7,205.198	14.10%	Record

RETIREMENT LIVING THROUGH 2040 PORTFOLIO	R4	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	10,795.116	21.13%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
RETIREMENT LIVING THROUGH 2040 PORTFOLIO	R4	DWS TRUST CO TTEE SEATTLE METROPOLITAN CREDIT UNION 401K PLAN PO BOX 1757 SALEM NH 03079-1143	22,783.780	44.59%	Record

RETIREMENT LIVING THROUGH 2040 PORTFOLIO	R5	FRONTIER TRUSTCO FBO CHADWICK-BAROSS INC SAVINGS & PS 213823 PO BOX 10758 FARGO ND 58106-0758	18,145.017	5.34%	Record

RETIREMENT LIVING THROUGH 2040 PORTFOLIO	R5	FRONTIER TRUSTCO FBO EVANS BANK N A EMPLOYEES SAVINGS 211405 PO BOX 10758 FARGO ND 58106-0758	28,805.326	8.47%	Record

RETIREMENT LIVING THROUGH 2040 PORTFOLIO	R5	FRONTIER TRUSTCO FBO BYK GARDNER USA 401K PLAN 215282 PO BOX 10758 FARGO ND 58106-0758	35,731.555	10.51%	Record

RETIREMENT LIVING THROUGH 2040 PORTFOLIO	R5	FRONTIER TRUSTCO FBO WILLCARE 401K PLAN 211949 PO BOX 10758 FARGO ND 58106-0758	40,742.906	11.98%	Record

RETIREMENT LIVING THROUGH 2040 PORTFOLIO	R5	CHARLES SCHWAB TRUST CO CUST CURTIS STEEL COMPANY EMPL 401 K PSP 205589 211 MAIN ST FL 14 SAN FRANCISCO CA 94105-1965	53,979.331	15.87%	Record

RETIREMENT LIVING THROUGH 2040 PORTFOLIO	R5	ORCHARD TRUSTCO TTEE EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	111,265.614	32.72%	Record

RETIREMENT LIVING THROUGH 2040 PORTFOLIO	R6	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	10,787.487	100.00%	Record

RETIREMENT LIVING THROUGH 2045 PORTFOLIO	R1	MG TRUST COMPANY CUST FBO WEBER PARTNERS LTD 700 17TH ST STE 300 DENVER CO 80202-3531	6,444.070	5.06%	Beneficial

RETIREMENT LIVING THROUGH 2045 PORTFOLIO	R1	MG TRUST COMPANY CUST FBO COUNTY PROPANE LLC 700 17TH ST STE 300 DENVER CO 80202-3531	6,643.673	5.22%	Beneficial

RETIREMENT LIVING THROUGH 2045 PORTFOLIO	R1	MG TRUST COMPANY CUST FBO TRISTATE MIDSTREAM LP 700 17TH ST STE 300 DENVER CO 80202-3531	9,091.089	7.14%	Beneficial

RETIREMENT LIVING THROUGH 2045 PORTFOLIO	R1	MG TRUSTCO CUST FBO ADVANCED FIRE PROTECTION SYSTEMS 700 17TH ST STE 300 DENVER CO 80202-3531	14,115.733	11.09%	Beneficial

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
RETIREMENT LIVING THROUGH 2045 PORTFOLIO	R1	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	21,683.465	17.03%	Record

RETIREMENT LIVING THROUGH 2045 PORTFOLIO	R2	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	10,080.645	100.00%	Record

RETIREMENT LIVING THROUGH 2045 PORTFOLIO	R3	MG TRUSTCO CUST FBO EMW INC 700 17TH ST STE 300 DENVER CO 80202-3531	5,848.132	5.23%	Beneficial

RETIREMENT LIVING THROUGH 2045 PORTFOLIO	R3	MG TRUSTCO CUST FBO DRS BRANOFF & KRESS P A 401K 700 17TH ST STE 300 DENVER CO 80202-3531	6,796.167	6.08%	Beneficial

RETIREMENT LIVING THROUGH 2045 PORTFOLIO	R3	MG TRUST COMPANY CUST FBO ETTIE LEE YOUTH AND FAMILY SERVICE 700 17TH ST STE 300 DENVER CO 80202-3531	9,359.209	8.37%	Beneficial

RETIREMENT LIVING THROUGH 2045 PORTFOLIO	R3	DONALD A PISANO FBO AMERICAN COFFEE CORP 401K PSP & TRUST 30 MONTGOMERY ST STE 215 JERSEY CITY NJ 07302-3837	13,247.435	11.85%	Record

RETIREMENT LIVING THROUGH 2045 PORTFOLIO	R3	MG TRUSTCO CUST FBO IMPAQ INTERNATIONAL LLC 700 17TH ST STE 300 DENVER CO 80202-3531	23,178.436	20.73%	Beneficial

RETIREMENT LIVING THROUGH 2045 PORTFOLIO	R4	MG TRUST COMPANY CUST FBO HUNTSVILLE MEDICAL PRODUCTS LLC 700 17TH ST STE 300 DENVER CO 80202-3531	4,210.443	6.15%	Beneficial

RETIREMENT LIVING THROUGH 2045 PORTFOLIO	R4	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	46,333.443	67.68%	Record

RETIREMENT LIVING THROUGH 2045 PORTFOLIO	R5	FRONTIER TRUSTCO FBO CHADWICK-BAROSS INC SAVINGS & PS 213823 PO BOX 10758 FARGO ND 58106-0758	8,922.798	5.41%	Record

RETIREMENT LIVING THROUGH 2045 PORTFOLIO	R5	FRONTIER TRUSTCO FBO WILLCARE 401K PLAN 211949 PO BOX 10758 FARGO ND 58106-0758	26,778.346	16.25%	Beneficial

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
RETIREMENT LIVING THROUGH 2045 PORTFOLIO	R5	FRONTIER TRUSTCO FBO EVANS BANK N A EMPLOYEES SAVINGS 211405 PO BOX 10758 FARGO ND 58106-0758	45,013.235	27.31%	Record

RETIREMENT LIVING THROUGH 2045 PORTFOLIO	R5	ORCHARD TRUSTCO TTEE EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	53,167.582	32.25%	Record

RETIREMENT LIVING THROUGH 2045 PORTFOLIO	R6	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	10,787.487	100.00%	Record

RETIREMENT LIVING THROUGH 2050 PORTFOLIO	A	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF JASON T ECKERT 57 MORRIS DR DEER PARK NY 11729-1840	4,908.671	9.45%	Beneficial

RETIREMENT LIVING THROUGH 2050 PORTFOLIO	A	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF KATHRYN CLOUGH PAVLAK 1624 N BURLING ST UNIT B CHICAGO IL 60614-8598	6,112.230	11.77%	Beneficial

RETIREMENT LIVING THROUGH 2050 PORTFOLIO	A	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF BRANDON S PARK 55 W 26TH ST APT 14G NEW YORK NY 10010-1011	6,510.190	12.54%	Beneficial

RETIREMENT LIVING THROUGH 2050 PORTFOLIO	A	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	10,504.202	20.23%	Record

RETIREMENT LIVING THROUGH 2050 PORTFOLIO	R1	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	10,504.202	99.73%	Record

RETIREMENT LIVING THROUGH 2050 PORTFOLIO	R2	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	10,504.202	100.00%	Record

RETIREMENT LIVING THROUGH 2050 PORTFOLIO	R3	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	10,504.202	100.00%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
RETIREMENT LIVING THROUGH 2050 PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	10,504.202	100.00%	Record

RETIREMENT LIVING THROUGH 2050 PORTFOLIO	R5	FRONTIER TRUSTCO FBO CUSTOM ENGINEERED WHEELS INC 401 PSP FRONTIER TRUSTCO PO BOX 10577 FARGO ND 58106-0577	791.783	7.01%	Record

RETIREMENT LIVING THROUGH 2050 PORTFOLIO	R5	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	10,504.202	92.99%	Record

RETIREMENT LIVING THROUGH 2050 PORTFOLIO	R6	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	10,504.202	100.00%	Record

STRATEGIC INCOME OPPORTUNITIES FUND	A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	4,260,884.712	5.23%	Record

STRATEGIC INCOME OPPORTUNITIES FUND	A	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN NJ 07086-6761	6,039,631.138	7.41%	Record

STRATEGIC INCOME OPPORTUNITIES FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	9,167,343.942	11.25%	Record

STRATEGIC INCOME OPPORTUNITIES FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	10,525,876.228	12.92%	Record

STRATEGIC INCOME OPPORTUNITIES FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	33,377,313.658	40.96%	Record

STRATEGIC INCOME OPPORTUNITIES FUND	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	1,711,542.333	6.44%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
STRATEGIC INCOME OPPORTUNITIES FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	2,373,806.607	8.94%	Record

STRATEGIC INCOME OPPORTUNITIES FUND	C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,453,453.151	9.24%	Record

STRATEGIC INCOME OPPORTUNITIES FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	2,901,899.699	10.92%	Record

STRATEGIC INCOME OPPORTUNITIES FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	4,029,946.052	15.17%	Record

STRATEGIC INCOME OPPORTUNITIES FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	4,248,109.098	15.99%	Record

STRATEGIC INCOME OPPORTUNITIES FUND	I	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	4,642,261.611	7.02%	Record

STRATEGIC INCOME OPPORTUNITIES FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6,319,503.353	9.55%	Record

STRATEGIC INCOME OPPORTUNITIES FUND	I	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6,503,921.966	9.83%	Record

STRATEGIC INCOME OPPORTUNITIES FUND	I	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	9,834,416.109	14.86%	Record

STRATEGIC INCOME OPPORTUNITIES FUND	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	9,999,201.805	15.11%	Record

STRATEGIC INCOME OPPORTUNITIES FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	18,850,198.264	28.49%	Record

STRATEGIC INCOME OPPORTUNITIES FUND	R2	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	9,191.176	100.00%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
STRATEGIC INCOME OPPORTUNITIES FUND	R6	WTRISC AS AGENT FBO EPLAN GROUP TRUST A/C 061859-001 1 C/O MUTUAL FUNDS PO BOX 52129 PHOENIX AZ 85072-2129	1,157.394	9.44%	Record

STRATEGIC INCOME OPPORTUNITIES FUND	R6	MG TRUSTCO CUST FBO JAMES GUSTAFSON IRA 700 17TH ST STE 300 DENVER CO 80202-3531	1,532.098	12.49%	Beneficial

STRATEGIC INCOME OPPORTUNITIES FUND	R6	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST BOSTON MA 02210-2804	9,310.987	75.90%	Record

TECHNICAL OPPORTUNITIES FUND	A	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	439,608.182	8.85%	Record

TECHNICAL OPPORTUNITIES FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	444,464.525	8.94%	Record

TECHNICAL OPPORTUNITIES FUND	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	867,159.309	17.45%	Record

TECHNICAL OPPORTUNITIES FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,534,614.760	30.88%	Record

TECHNICAL OPPORTUNITIES FUND	I	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	101,540.790	6.60%	Record

TECHNICAL OPPORTUNITIES FUND	I	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	136,391.420	8.87%	Record

TECHNICAL OPPORTUNITIES FUND	I	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	238,082.973	15.48%	Record

TECHNICAL OPPORTUNITIES FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	872,834.812	56.74%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
US EQUITY FUND	I	SEI PRIVATE TRUSTCO C/O MELLON BANK ID 225 1 FREEDOM VALLEY DR OAKS PA 19456-9989	390,812.131	7.60%	Beneficial

US EQUITY FUND	I	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	500,539.029	9.74%	Record

US EQUITY FUND	I	ZIONS FIRST NATIONAL BANK 3 PO BOX 30880 SALT LAKE CTY UT 84130-0880	932,778.508	18.15%	Record

US EQUITY FUND	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,002,169.203	19.50%	Record

US EQUITY FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	1,865,671.981	36.30%	Record

US EQUITY FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC FBO# 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	180,394.465	7.59%	Record

US EQUITY FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1003	240,418.302	10.12%	Record

US EQUITY FUND	A	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN NJ 07086-6761	295,602.742	12.44%	Record

US EQUITY FUND	A	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	360,743.968	15.18%	Record

US EQUITY FUND	A	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	376,440.418	15.84%	Record

EXHIBIT B

JOHN HANCOCK VARIABLE INSURANCE TRUST (“JHVIT”)

JOHN HANCOCK FUNDS II (“JHF II”)

(each a “Trust”)

NOMINATING COMMITTEE CHARTER

A. Composition. The Nominating Committee shall be composed of all the Trustees of the Trust who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940 of the Trust, or of the Trust’s investment adviser (the “Adviser”) or principal underwriter (the “Independent Trustees”).

B. Overview. The Nominating Committee is responsible for recommending to the full Board of Trustees individuals for nomination to serve as Trustees of the Trust and fulfilling such additional duties, responsibilities and functions as are delegated to it by the full Board from time to time.

C. Specific Responsibilities. The Nominating Committee shall have the following duties and powers, to be exercised at such times and in such manner as the Nominating Committee shall deem necessary or appropriate:

1.	Except where the Trust is legally required to nominate individuals recommended by others, to recommend to the full Board individuals for nomination to serve as Trustees, as needed.

2.	To consider, as it deems necessary or appropriate, the criteria for persons to fill existing or newly created Trustee vacancies. The Nominating Committee shall use the criteria and principles set forth in Appendix A and the “Procedures for the Selection of New Independent Trustees” in Appendix B to guide its Trustee selection process.

3.	To report its activities to the full Board and to make such recommendations with respect to the matters described above and other matters as the Nominating Committee may deem necessary or appropriate.

D. Additional Responsibilities. The Nominating Committee will also perform other tasks assigned to it from time to time by the Chairman of the Board or by the full Board, and will report findings and recommendations to the full Board.

E. Governance. The Nominating Committee shall elect one member of the Nominating Committee to serve as Chairman. The Chairman shall be responsible for leadership of the Nominating Committee, including scheduling meetings, preparing agendas before meetings, and making reports to the full Board.

F. Meetings. The Nominating Committee shall meet as often as it deems appropriate, with or without management present. Any member of the Nominating Committee, including the Chairman of the Committee, may call a meeting of the Nominating Committee. The Chairman of the Board may also call a meeting of the Nominating Committee.

The affirmative vote of a majority of the members of the Nominating Committee participating in any meeting of the Nominating Committee is necessary for the adoption of any resolution. No resolution may be adopted unless at least 50% of the Nominating Committee members are present at the meeting.

G. Miscellaneous. The Nominating Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain professional search firms, special counsel and other advisers, experts or consultants, at the Trust’s expense, as the Nominating Committee determines necessary to carry out its duties. The Nominating Committee shall have direct access to such officers of, and service providers to, the Trust as it deems desirable.

H. Review. The Nominating Committee charter shall be approved by at least a majority of the Independent Trustees of the Trust. The Nominating Committee shall review the Nominating Committee Charter periodically and recommend such changes to the Independent Trustees of the Trust for their approval as it deems desirable.

Appendix A

Review of Shareholder Nominations

Shareholder nominations may be submitted to the Secretary of the Trust who will then forward the nominations to the Chairman of the Nominating Committee. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934 in order to be considered by the Nominating Committee. In evaluating a nominee recommended by a shareholder, the Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of its designated nominees, the candidate’s name will be placed on the Trust’s proxy card. If the Board determines not to include such candidate among its designated nominees, and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Trust’s proxy statement.

As noted in Appendix B, while the re-nomination of existing Trustees will not be viewed as automatic, the Nominating Committee will generally favor the re-nomination of an existing Trustee rather than a new candidate if the re-nomination is consistent with the “Statement of Policy on Criteria for Selecting Independent Trustees” set forth in Annex A to Appendix B. Consequently, while the Nominating Committee will consider nominees recommended by shareholders to serve as trustees, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board, or the Nominating Committee determines that the selection of a new or additional Trustee is in the best interests of the Trust. In the event that a vacancy arises or a change in the Board membership is determined to be advisable, the Nominating Committee will, in addition to any shareholder recommendations, consider candidates identified by other means as discussed in Appendix B.

Appendix B

Procedures for the Selection of New Independent Trustees

(1) The Nominating Committee shall consider recommendations for nominations from a wide variety of sources, including members of the Board, business contacts, the Company’s legal counsel, community leaders and members of management. The Nominating Committee may retain a professional search firm or a consultant to assist the Nominating Committee in a search for a qualified candidate.

(2) A biography of each candidate shall be acquired and shall be reviewed by counsel to the Independent Trustees and counsel to the Trust to determine the candidate’s eligibility to serve as an Independent Trustee.

(3) The Nominating Committee will select Independent Trustee candidates in accordance with its Statement of Policy on Criteria for Selecting Independent Trustees (attached hereto as Annex A). While the re-nomination of existing Trustees will not be viewed as automatic, the Nominating Committee will generally favor the re-nomination of an existing Trustee rather than a new candidate if the re-nomination is consistent with the Statement of Policy on Criteria for Selecting Independent Trustees. The Nominating Committee in considering the re-nomination of any existing Trustee will take into account such Trustee’s performance on the Board including any Board committee.

(4) The Nominating Committee shall meet to review the materials relating to each eligible candidate and to determine whether one or more of the candidates should be interviewed in person by the Nominating Committee. If the Nominating Committee determines that any candidate should be interviewed, he or she shall be interviewed by at least a majority of the members of the Nominating Committee. After interviewing the Trustee candidate(s), the Nominating Committee shall meet to determine whether to recommend one or more of the candidates to the full Board of Trustees.

Annex A

Statement of Policy on Criteria for Selecting Independent Trustees

The Nominating Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to) the criteria set forth below. The Nominating Committee may determine that a candidate who does not satisfy these criteria in one or more respects should nevertheless be considered as a nominee if the Nominating Committee finds that the criteria satisfied by the candidate and the candidate’s other qualifications demonstrate substantially the same level of fitness to serve as an Independent Trustee.

1. The candidate should have unquestioned personal integrity and such other personal characteristics as a capacity for leadership and the ability to work well with others.

2. The candidate may not be an “interested person” (as defined in the Investment Company Act of 1940) of the Adviser, and should have no material relationship, whether business, professional, familial or other, that would create an appearance of a lack of independence in respect of the Adviser or affiliates.

3. The candidate should be willing and able to commit the time necessary for attendance at meetings and the performance of other duties of an Independent Trustee.

4. The candidate should have business, professional, academic or other experience and qualifications which demonstrate that he or she will make a valuable contribution as an Independent Trustee. In addition, the candidate should have sufficient financial or accounting knowledge to add value to the deliberations of the Independent Trustees.

5. The candidate should have experience on corporate or other institutional bodies having oversight responsibilities.

6. In addition, the Independent Trustees will strive to achieve a group that reflects a diversity of experiences in respect of industries, professions and other experiences, and that is diversified as to gender and race.

It is the intent of the Nominating Committee that at least one Independent Trustee be an “audit committee financial expert” as that term is defined in Item 3 of Form N-CSR.

EXHIBIT C

FEES BILLED BY THE AUDITOR

The firm of PricewaterhouseCoopers LLP (“PwC”), 125 High Street, Boston, Massachusetts 02110, has been selected as the independent registered public accounting firm for JHF II for the fiscal years ending July 31, 2012, August 31, 2012 and December 31, 2012. The independent registered public accounting firm examines annual financial statements for JHF II, reviews regulatory filings that include those financial statements and provides other audit-related, non-audit, and tax-related services to JHF II. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement, if they so desire, and will be available should any matter arise requiring their participation.

Set forth below, for each of the Funds’ two most recent fiscal years for which this information is available as of the date hereof, are the fees billed by PwC for (a) all audit and non-audit services provided directly to the Trust and (b) those non-audit services provided to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Trust (each, a “Service Affiliate”) that related directly to the operations and financial reporting of the Trust. The Funds are separated into one of three fiscal year ends, July 31, August 31 or December 31. The fees set forth below for each fiscal year are only for those Funds with that fiscal year end, and do not apply to Funds with different fiscal years. These fees are categorized under the following captions:

Audit Fees. These fees relate to professional services rendered by PwC for the audits of JHF II’s annual financial statements or services normally provided by the accounting firm in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of JHF II, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC. During the fiscal years ended July 31, 2010, July 31, 2011, August 31, 2010, August 31, 2011, December 31, 2010 and December 31, 2011, respectively, PwC billed the following amounts for such professional services:

July 31, 2010 — $133,236

July 31, 2011 — $235,271

August 31, 2010 — $2,114,006

August 31, 2011 — $2,086,641

December 31, 2010 — $160,644

December 31, 2011 — $120,540

Audit-Related Fees. These fees relate to professional services rendered by PwC for separate audit reports in connection with Rule 17f-2 (under the 1940 Act) security counts, affiliated service provider internal controls review and fund merger audit services. During the fiscal years ended July 31, 2010, July 31, 2011, August 31, 2010, August 31, 2011, December 31, 2010 and December 31, 2011, respectively, PwC billed the following amounts for such professional services:

July 31, 2010 — $0

July 31, 2011 — $9,647

August 31, 2010 — $100,461

August 31, 2011 — $128,316

December 31, 2010 — $42,233

December 31, 2011 — $40,948

Tax Fees. These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the review of JHF II’s federal and state income tax returns, excise tax calculations and returns and a review of JHF II’s calculations of capital gain and income distributions. During the fiscal years ended July 31, 2010, July 31, 2011, August 31, 2010, August 31, 2011, December 31, 2010 and December 31, 2011, respectively, PwC billed the following amounts for such professional services:

July 31, 2010 — $10,404

July 31, 2011 — $23,700

August 31, 2010 — $216,327

August 31, 2011 — $0*

December 31, 2010 — $13,906

December 31, 2011 — $8,458

*	For the year ended August 31, 2011, tax services were provided by a service provider other than PwC.

All Other Fees. These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” above. During the fiscal years ended July 31, 2010, July 31, 2011, August 31, 2010, August 31, 2011, December 31, 2010 and December 31, 2011, respectively, PwC billed the following amounts:

July 31, 2010 — $501

July 31, 2011 — $1,176

August 31, 2010 — $22,892

August 31, 2011 — $12,976

December 31, 2010 — $777

December 31, 2011 — $370

The SEC’s auditor independence rules require the Audit Committee of the Board to pre-approve: (a) all audit and permissible non-audit services provided by JHF II’s independent registered public accountants directly to JHF II; and (b) those permissible non-audit services provided by JHF II’s independent registered public accounting firm to the Adviser (not including any subadviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to JHF II (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of JHF II. The Audit Committee has adopted policies and procedures regarding the pre-approval of audit and non-audit services by the Trust’s independent registered public accounting firm (“Auditor”). The procedures are designed to assure that these services do not impair the Auditor’s independence. The procedures also require the Audit Committee to pre-approve non-audit services provided by the Auditor to Manulife Financial Corporation (or any subsidiary thereof) where such services provided have a direct impact on the operations or financial reporting of JHF II, as further assurance that such services do not impair the Auditor’s independence. The procedures follow two different approaches to pre-approving services: (1) proposed services may be pre-approved (“general pre-approval”); or (2) proposed services will require specific pre-approval (“specific pre-approval”). Unless a type of service provided by the Auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. The procedures describe the audit, audit-related, tax and all other services that have been pre-approved by the Audit Committee. The Audit Committee annually reviews these services and the amount of fees for each such service that have been pre-approved. The Audit Committee may delegate pre-approval authority to its chairperson or any other member or members. The procedures identify as prohibited services those services which, if performed by the Auditor, would result in the Auditor losing its independence.

During the fiscal years ended July 31, 2010, July 31, 2011, August 31, 2010, August 31, 2011, December 31, 2010 and December 31, 2011, respectively, the fees billed by PwC that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X were:

July 31, 2010 — $0

July 31, 2011 — $0

August 31, 2010 — $0

August 31, 2011 — $0

December 31, 2010 — $0

December 31, 2011 — $0

The Audit Committee has considered whether the provision of non-audit services that were rendered to Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the Auditor’s independence. The aggregate non-audit fees billed by PwC for services rendered to JHF II and Affiliated Service Providers for the fiscal years ended July 31, 2010, July 31, 2011, August 31, 2010, August 31, 2011, December 31, 2010 and December 31, 2011, respectively, were:

July 31, 2010 — $4,977,397

July 31, 2011 — $1,489,372

August 31, 2010 — $4,631,633

August 31, 2011 — $1,529,590

December 31, 2010 — $2,702,253

December 31, 2011 — $2,529,075

EXHIBIT D

TRUSTEE/NOMINEE COMPENSATION

Compensation of Current Trustees

The Trust pays fees only to its Independent Trustees. JHF II pays the following fees to its Independent Trustees. Each Independent Trustee receives an annual retainer of $50,000 and a fee of $4,000 for each meeting of the Trustees that he or she attends in person. The Chairman of the Board receives an additional $35,000 annual retainer. The Chairman of the Audit Committee receives an additional $10,000 annual retainer. The Chairman of the Compliance Committee receives an additional $10,000 annual retainer. Trustees are reimbursed for travel and other out-of-pocket expenses.

The following table shows the compensation paid to each current Trustee for his or her service as a trustee during JHF II’s fiscal year ended August 31, 2012.

TRUSTEE	AGGREGATE COMPENSATION FROM JHF II — FISCAL YEAR ENDED AUGUST 31, 2012(1)	TOTAL COMPENSATION FROM JOHN HANCOCK FUND COMPLEX — FISCAL YEAR ENDED AUGUST 31, 2012(2)
Independent
Charles L. Bardelis	$ 77,885	$287,500
Peter S. Burgess	$ 80,000	$300,000
Grace K. Fey	$ 77,885	$287,500
Theron S. Hoffman	$ 70,000	$270,000
Hassell H. McClellan	$ 82,361	$305,000
James M. Oates	$ 112,885	$387,500
Interested
James R. Boyle	$ 0	$ 0

(1)	Compensation received for services as a Trustee. JHF II does not have a pension, retirement or deferred compensation plan for any of its Trustees or officers.

(2)	As noted above, Messrs. Bardelis, Burgess, Hoffman, McClellan, Oates and Ms. Fey also are Trustees of JHVIT, which is within the same family of investment companies as JHF II.

New Trustee Nominees’ Compensation

The following table provides information regarding the compensation paid by the John Hancock retail funds to the following Nominees for their services to the John Hancock retail funds during the year ended August 31, 2012. The Independent Trustee Nominees oversee 46 series of the John Hancock Fund Complex, which consists of 244 series. Each Independent Trustee is reimbursed for travel and other out of pocket expenses incurred in attending meetings. John Hancock retail funds pay fees only to Independent Trustees.

	JHF II	John Hancock Fund Complex*
Independent Trustee Nominee
William H. Cunningham	$0	$233,551
Deborah C. Jackson	$0	$220,500
Steven R. Pruchansky	$0	$310,123
Gregory A. Russo	$0	$240,000
Interested Trustee Nominee
Craig Bromley	$0	$ 0
Warren A. Thomson	$0	$ 0

*	Each of the Independent Trustee Nominees listed above serves as an Independent Trustee of the John Hancock retail funds.

The John Hancock retail funds do not have a pension or retirement plan for any of the Trustees or officers. The John Hancock retail funds participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the “Plan”). Under the Plan, an Independent Trustee may elect to have his or her deferred fees invested in shares of one or more funds in the John Hancock Fund Complex and the amount paid to the Independent Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees does not obligate the John Hancock retail funds to retain the services of any Trustee or obligate the John Hancock retail funds to pay any particular level of compensation to the Trustee. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. As of August 31, 2012, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Fund Complex for Mr. Cunningham was $277,770 and for Mr. Pruchansky was $418,436 under the Plan.

EXHIBIT E

TRUSTEE/NOMINEE SHARE HOLDINGS

Current Trustee Ownership of Shares of the Funds

The table below sets forth the dollar range of the value of the shares of each Fund, and the dollar range of the aggregate value of the shares of all funds in the John Hancock Fund Complex overseen by a Trustee, owned beneficially by the Trustees as of December 31, 2011. The table lists only those Funds in which one or more of the Trustees owned shares. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Trustees may own shares beneficially through group annuity contracts. Exact dollar amounts of securities held are not listed in the table. Rather, the ranges are identified according to the following key:

A - $0

B - $1 up to and including $10,000

C - $10,001 up to and including $50,000

D - $50,001 up to and including $100,000

E - $100,001 or more

	High Yield Fund	Lifestyle Aggressive Portfolio	Lifestyle Balanced Portfolio	Lifestyle Growth Portfolio	Natural Resources Fund	Retirement Living through 2020 Portfolio	Total – John Hancock Fund Complex
Charles L. Bardelis	A	A	A	A	A	D	E
James R. Boyle	C	E	A	E	C	A	E
Peter S. Burgess	A	A	A	D	A	A	E
Grace K. Fey	A	A	A	C	A	A	E
Theron S. Hoffman	A	A	E	A	A	A	E
Hassell H. McClellan	A	A	A	C	A	A	E
James M. Oates	A	E	A	A	A	A	E

None of the Trustees beneficially owned individually, and the Trustees and executive officers of the Funds as a group did not beneficially own, in excess of 1% of the outstanding shares of any Fund.

New Trustee Nominee Ownership of Shares of the Funds

The table below sets forth the dollar range of the value of the shares of each JHF II Fund, and the dollar range of the aggregate value of the shares of all funds in the John Hancock Fund Complex, owned beneficially by each Nominee as of December 31, 2011. The table lists only those JHF II Funds in which one or more of the Nominees owned shares. The current value of the funds that the participating Independent Trustees have selected under the Plan is included in this table. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Exact dollar amounts of securities held are not listed in the table. Rather, the ranges are identified according to the following key:

A-$0

B -$1 up to and including $10,000

C -$10,001 up to and including $50,000

D -$50,001 up to and including $100,000

E -$100,001 or more

	Bromley	Cunningham	Jackson	Pruchansky	Russo	Thomson
Lifestyle Aggressive Portfolio	A	C	A	A	A	A
Lifestyle Growth Portfolio	A	D	A	A	A	A
Aggregate Dollar Range of Holdings in Funds of the John Hancock Fund Complex	A	E	E	E	E	E

None of the Nominees beneficially owned individually, and the Nominees and executive officers of the Funds as a group did not beneficially own, in excess of 1% of the outstanding shares of any Fund.

EXHIBIT F

JHF II PRINCIPAL OFFICER INFORMATION

Principal Officers Who Are Not Nominees

The following table presents information regarding the current officers of JHF II, including their principal occupations which, unless specific dates are shown, are of more than five years duration. Each of the officers is an affiliated person of the Adviser. Each such officer’s business address is 601 Congress Street, Boston, Massachusetts 02210-2805.

Name (Year of Birth)	Position with JHF II	Principal Occupations During Past 5 Years
Hugh McHaffie (1959)	President (since 2009)	Executive Vice President, John Hancock Financial Services (since 2006, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012); President, John Hancock Investment Management Services, LLC (since 2010); Trustee (since 2010) and President (since 2012), John Hancock retail funds(1); President, JHVIT (since 2009).
Andrew G. Arnott (1971)	Executive Vice President (since 2007, including prior positions)	Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President, John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment Management Services, LLC (since 2006); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice President, John Hancock retail funds(1) (since 2007, including prior positions); Executive Vice President, JHVIT (since 2007, including prior positions).
Thomas M. Kinzler (1955)	Chief Legal Officer and Secretary (since 2006)	Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds(1) and JHVIT (since 2006).
Francis V. Knox, Jr. (1947)	Chief Compliance Officer (since 2005)	Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds(1) and JHVIT, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US) LLC (2005–2008).
Charles A. Rizzo (1959)	Chief Financial Officer (since 2007)	Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds(1) and JHVIT (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President, Goldman Sachs (2005–2007).
Salvatore Schiavone (1965)	Treasurer (since 2010, including prior positions)	Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds(1) (since 2007, including prior positions); Treasurer, JHVIT (since 2010 and 2007-2009, including prior positions); Assistant Treasurer, Fidelity Group of Funds (2005–2007); Vice President, Fidelity Management Research Company (2005–2007).

(1)	“John Hancock retail funds” is comprised of John Hancock Funds III and 33 other John Hancock registered investment companies, including ten closed-end funds.

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John Hancock Funds

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JHF2PX 09/12

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***
è	0000 0002 4002
*****ACCOUNT 47804M225 GS2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                  ☒

    M49147-S97464                         KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — —

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

JOHN HANCOCK FUNDS II [NAME OF FUND]			02 000000024002
The Board of Trustees recommends you vote FOR the following:			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
Vote on Trustees
1.	ELECTION OF THIRTEEN TRUSTEES AS MEMBERS OF THE BOARD OF TRUSTEES OF JHF II		☐	☐	☐
Nominees:
	01) James R. Boyle 02) Craig Bromley 03) Warren A. Thomson 04) Charles L. Bardelis 05) Peter S. Burgess 06) William H. Cunningham 07) Grace K. Fey	08) Theron S. Hoffman 09) Deborah C. Jackson 10) Hassell H. McClellan 11) James M. Oates 12) Steven R. Pruchansky 13) Gregory A. Russo

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer .

***
			S97464-01S				GS2 47804M225 240
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Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on November 14, 2012.

The Proxy Statement for this meeting is available at: www.proxyvote.com

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
Please detach at perforation before mailing.	M49148-S97464

PROXY	JOHN HANCOCK FUNDS II	PROXY
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 14, 2012
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST

The undersigned revoking previous proxies, hereby appoint(s) Hugh McHaffie, Charles A. Rizzo, John Danello, Thomas M. Kinzler, Betsy Anne Seel, Christopher Sechler, Kinga Kapuscinski, Nicholas J. Kolokithas, Julie Lyman, Patricia Morisette and Andrew Wilkins, with full power of substitution in each, to vote all the shares of beneficial interest of the Trust/Fund referenced on the opposite side of this card, which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the “Meeting”) to be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, November 14, 2012, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement.

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Directions to 601 Congress Street

From Logan International Airport and Route 1A South

Follow the signs towards I-90 West - Ted Williams Tunnel. Take the Ted Williams Tunnel to Exit 25 “South Boston”. At the top of the ramp turn right onto Congress Street. 601 Congress Street will be straight ahead on the right.

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2012 Special Meeting of Shareholders Wednesday, November 14, 2012 For holders as of: Thursday, September 6, 2012 Cusip: 409902-350	Meeting Material(s) • OTHER

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PROXY BALLOT

JOHN HANCOCK FUNDS II

FUND NAME

2012 Special Meeting of Shareholders

To be held on Wednesday, November 14, 2012 for holders of record as of Thursday, September 6, 2012

PROXY FOR A SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD
NOVEMBER 14, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST

The undersigned revoking previous proxies, hereby appoint(s) Hugh McHaffie, Charles A. Rizzo, John Danello, Thomas M. Kinzler, Betsy Anne Seel, Christopher Sechler, Kinga Kapuscinski, Nicholas J. Kolokithas, Julie Lyman, Patricia Morisette and Andrew Wilkins, with full power of substitution in each, to vote all the shares of beneficial interest of the Trust/Fund referenced above, which the undersigned is (are) entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at 601 Congress Street, Boston, Massachusetts 02210, on Thursday, November 15, 2012, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement.

SPECIFY YOUR DESIRED ACTION BELOW. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

Recommendations of the Board of Directors:

Choose this option if you would like to vote your shares with the recommendations of the Board of Directors. See below or refer to the proxy statement for details on the recommendations.

Vote with the Board’s Recommendations

	Proposal(s)	Recommendations of the Board of Directors	Vote Options
1.

DIRECTOR

1)    JAMES R. BOYLE

2)    CRAIG BROMLEY

3)    WARREN A. THOMSON

4)    CHARLES L. BARDELIS

5)    PETER S. BURGESS

6)    WILLIAM H. CUNNINGHAM

7)    GRACE K. FEY

8)    THERON S. HOFFMAN

9)    DEBORAH C. JACKSON

10)  HASSELL H. MCCLELLAN

11)  JAMES M. OATES

12)  STEVEN R. PRUCHANSKY

13)  GREGORY A. RUSSO

¡ For All Nominees ¡ Withhold All Nominees ¡ For All Except Selected Below
			1)	☐ JAMES R. BOYLE
			2)	☐ CRAIG BROMLEY
			3)	☐ WARREN A. THOMSON
			4)	☐ CHARLES L. BARDELIS
			5)	☐ PETER S. BURGESS
			6)	☐ WILLIAM H. CUNNINGHAM
			7)	☐ GRACE K. FEY
		For	8)	☐ THERON S. HOFFMAN
			9)	☐ DEBORAH C. JACKSON
			10)	☐ HASSELL H. MCCLELLAN
			11)	☐ JAMES M. OATES
			12)	☐ STEVEN R. PRUCHANSKY
			13)	☐ GREGORY A. RUSSO

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PROXY FINAL SUBMISSION

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2012 Special Meeting of Shareholders

Wednesday, November 14, 2012

For holders as of: Thursday, September 6, 2012

Cusip:

1. Vote	2. Review	3. Confirmed

PROXY BALLOT

You elected to vote as recommended by the Board of Directors.

	Proposal(s)	Recommendations of the Board of Directors	Your Vote
1.

DIRECTOR

1)    JAMES R. BOYLE

2)    CRAIG BROMLEY

3)    WARREN A. THOMSON

4)    CHARLES L. BARDELIS

5)    PETER S. BURGESS

6)    WILLIAM H. CUNNINGHAM

7)    GRACE K. FEY

8)    THERON S. HOFFMAN

9)    DEBORAH C. JACKSON

10)  HASSELL H. MCCLELLAN

11)  JAMES M. OATES

12)  STEVEN R. PRUCHANSKY

13)  GREGORY A. RUSSO

For

For All Nominees

1)    JAMES R. BOYLE

2)    CRAIG BROMLEY

3)    WARREN A. THOMSON

4)    CHARLES L. BARDELIS

5)    PETER S. BURGESS

6)    WILLIAM H. CUNNINGHAM

7)    GRACE K. FEY

8)    THERON S. HOFFMAN

9)    DEBORAH C. JACKSON

10)  HASSELL H. MCCLELLAN

11)  JAMES M. OATES

12)  STEVEN R. PRUCHANSKY

13)  GREGORY A. RUSSO

If any of the above information is incorrect, return to the Proxy Ballot form by using the Back button below.

If you would like to receive an electronic confirmation when this vote is recorded, enter your e-mail address here:

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[FUND NAME]

2012 Special Meeting of Shareholders Wednesday, November 14, 2012 For holders as of: Thursday, September 6, 2012 Cusip:

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1. Vote	2. Review	3. Confirmed

Below is a record of your voting instructions:

You elected to vote as recommended by the Board of Directors.

	Proposal(s)	Recommendations of the Board of Directors	Your Vote
1.

DIRECTOR

1)    JAMES R. BOYLE

2)    CRAIG BROMLEY

3)    WARREN A. THOMSON

4)    CHARLES L. BARDELIS

5)    PETER S. BURGESS

6)    WILLIAM H. CUNNINGHAM

7)    GRACE K. FEY

8)    THERON S. HOFFMAN

9)    DEBORAH C. JACKSON

10)  HASSELL H. MCCLELLAN

11)  JAMES M. OATES

12)  STEVEN R. PRUCHANSKY

13)  GREGORY A. RUSSO

For

For All Nominees

1)    JAMES R. BOYLE

2)    CRAIG BROMLEY

3)    WARREN A. THOMSON

4)    CHARLES L. BARDELIS

5)    PETER S. BURGESS

6)    WILLIAM H. CUNNINGHAM

7)    GRACE K. FEY

8)    THERON S. HOFFMAN

9)    DEBORAH C. JACKSON

10)  HASSELL H. MCCLELLAN

11)  JAMES M. OATES

12)  STEVEN R. PRUCHANSKY

13)  GREGORY A. RUSSO

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[FUND NAME]

Meeting to be held on Wednesday, November 14, 2012

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JOHN HANCOCK FUNDS II	Meeting Information
Meeting Type: Special Meeting of Shareholders
For holders as of: September 6, 2012
Date: November 14, 2012 Time: 2:00 PM Eastern
	Location:	John Hancock Funds 601 Congress Street Boston, MA 02210
Directions to Meeting: www.proxyvote.com
BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

You are receiving this communication because you hold shares in the above Trust.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper or e-mail copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE OF SPECIAL MEETING AND PROXY STATEMENT (INCLUDES SHAREHOLDER LETTER)
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one, otherwise you will not receive a paper or e-mail copy of these documents. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 1, 2012 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, please follow the instructions at www.proxyvote.com or request a paper or e-mail copy of the materials, which will contain the appropriate instructions. Valid photo identification may be required to attend the meeting in person. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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JOHN HANCOCK FUNDS II

[NAME OF FUND]

Voting Items

The Board of Trustees recommends you vote FOR the following:

1.	ELECTION OF THIRTEEN TRUSTEES AS MEMBERS OF THE BOARD OF TRUSTEES OF JHF II

	Nominees:

	01)	James R. Boyle	08)	Theron S. Hoffman
	02)	Craig Bromley	09)	Deborah C. Jackson
	03)	Warren A. Thomson	10)	Hassell H. McClellan
	04)	Charles L. Bardelis	11)	James M. Oates
	05)	Peter S. Burgess	12)	Steven R. Pruchansky
	06)	William H. Cunningham	13)	Gregory A. Russo
	07)	Grace K. Fey

NOTE: To transact such other business as may properly come before the meeting or any adjournment of the meeting.

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BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717	*****ACCOUNT GS2 41015E155 S97464-01S 1 2 3 OF 4

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